UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number:
811-04980

TCW Strategic Income Fund, Inc.
(Exact name of registrant as specified in charter)

515 South Flower Street, Los Angeles, CA 90071
(Address of principal executive offices)

Peter Davidson, Esq.
Vice President and Secretary
515 South Flower Street
Los Angeles, CA 90071
(Name and address of agent for service)

Registrant’s telephone number, including area code: (213)
244-0000
Date of fiscal year end: December 31
Date of reporting period:
December 31, 2024

Item 1.	Reports to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”):

To Our Valued Shareholders

Megan McClellan President and Principal Executive Officer

To the shareholders of the TCW Strategic Income Fund:
Executive Summary
TCW is pleased to present the 2024 annual report for the TCW Strategic Income Fund (“TSI” or the “Fund”). TSI is a multi-asset class closed-end
fund managed by TCW Investment Management Company and is listed on the New York Stock Exchange under the ticker TSI. For the year, shares of TSI rose by 13.4% while the Fund’s net asset value (i.e., returns of the underlying assets) increased by 7.3%. The Fund’s twelve-month price-based return was higher than the
NAV-based
return, as the discount between NAV and share price fell from
-9.1%
at the beginning of the period to
-4.4%
by December 31, 2024.
Over the past four quarters, the Fund paid dividends of approximately six cents per share each quarter, as well as a special cash payment of 14.5 cents per share. This represents an annualized rate of approximately 39 cents per share, contributing to a realized
12-month
trailing yield of approximately 8.0% as of 12/31/2024. As yield is a function of a number of parameters, the go-forward
yield of TSI will likely differ from the trailing figure.
Fund Performance (%)

	Total Return as of December 31, 2024 (Annualized for periods over 1 Year)
	1 Year	3 Year	5 Year	10 Year	Since 3/1/06 (1)	Since 3/5/87 (2)
Price-Based Return	13.33	1.34	3.13	5.19	8.44	7.62
NAV-Based Return	7.34	2.86	3.86	4.27	7.51	7.81
Bloomberg 3-Month U.S. Treasury Bellwethers Index + 400 bps	9.48	8.12	6.60	5.86	5.66	n/a

(1)	The date on which the Fund’s investment objective changed to a multi-asset class fund. Prior to this date, the Fund primarily invested in convertible securities.
(2)	Inception date of the Fund.
Past performance is no guarantee of future results. Current performance may be lower or higher than that quoted. The market value and net asset value of the Fund’s shares will fluctuate with market conditions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions. You should not draw any conclusions about the Fund’s performance from the amount of the quarterly distribution or from the terms of the Fund’s distribution policy.

Letter to Shareholders (Continued)

Management Commentary
For an apparently fading economy that had sufficiently convinced the Federal Reserve to initiate monetary easing in September — with a 50 basis points (bps) cut, to boot — the market emphatically cast doubts on that view to close out 2024. Embracing the growth outlook, in an expression of dissent, broad equity indexes added to accumulated year-to-date
gains while, more pertinently, interest rates sold off to move higher, especially out the yield curve. The summertime reflection that brought Fed Chair Powell to an ease was labor market weakness borne of decelerating job creation and rising unemployment, even as inflation remained sticky and above its 2% target. That rate “rebellion” started on cue from the September ease, with
5-
to
10-Year
U.S. Treasury yields up nearly 100 bps from
mid-September
to
year-end,
while the Fed eased two more times, delivering a “bear steepening” scenario. The bond market reaction was no doubt further abetted by an election outcome suggesting a more invigorated economy promising higher growth as virtue and potential tariff-induced inflationary effects as vice. Added up, though more of the rise DID come from the virtuous growth side of the ledger, it still meant for increased rates and generally disappointing bond returns as a result.
As a consequence of the higher rates, fixed income returns were negative as the Bloomberg U.S. Aggregate Bond Index fell 3.1% in the fourth quarter and culminated a likewise unspectacular 1.3% advance for the year. While shorter maturity indexes delivered a flat Q4, i.e., no-to-limited
losses, almost anything carrying duration beyond three years fell into the red and ceded earlier 2024 gains. Relatively, corporates captured a better experience for both Q4 and 2024 as higher coupons and resilient yield spreads generated considerable excess returns (to comparable duration U.S. Treasury issues) over those periods. While investment grade corporate outperformance was clear and durable, though still negative overall in Q4 due to the duration drag, high yield scratched out not only a marginally positive 0.2% Q4 return but a respectable 8.2% gain for the year also. (As an aside, this “risk on” sentiment was reflected in more buoyant equity market returns captured by the S&P 500’s 2.4% fourth quarter advance and 25% year-over-year gain, its second straight 20%-plus year, a feat last occurring some 20 years ago.) Among securitized issues, agency mortgage-backed securities (MBS) were also weighed down by higher rates to post a 3.2% Q4 loss, pulling the annual return down to a mere 1.2% gain, making it the laggard among the sectors.
Non-agency
MBS performed better for both the quarter and year against a backdrop of improving collateral fundamentals (mainly, falling loan-to-value
ratios) and solid demand, while commercial MBS (CMBS) was similarly strong for the year with a 4.7% gain and good duration-adjusted returns, though lost 1.5% in Q4 given the rate moves. Asset-backed securities (ABS) provided the best returns among securitized products for 2024 with a 5% gain, owing largely to the floating rate issuance providing insulation from rate volatility and offering attractive coupons.

The Economy and Market Ahead
Though the dominant theme across markets has been the
re-emergence
of a “Goldilocks” economy following the election and attendant reinvigoration of U.S. growth prospects, there remains potential for volatility that could challenge market conditions and pricing. For one, the labor market continues to cool and reflect sagging employment demand which, despite not yet flowing through to higher unemployment, has been evident in more leading indicators. Despite being seemingly lost among the recent market moves, TCW remains of the view that the labor market is the key factor driving the direction of the economy, and that the trend of weak at worst and mixed-at-best
data portends challenges to economic growth potential. Second, valuations, most notably credit spreads, have almost never been tighter, meaning considerable good news is already embedded in prices, creating an interesting paradox in that there is little to no protection should things not unfold as markets expect — which is of course exactly when one would want that protection. In terms of those expectations, market pricing in November clearly indicated that investors project great things from the new administration…and immediately, judging from risk market pricing. However, policy implementation takes time, and any potential benefits are likely to be felt with meaningful lags and with potential volatile secondary effects that may be difficult to fully account for today. Lastly, the recent surge in Treasury yields has kept rates restrictive, i.e., above equilibrium, and at levels that are likely to come down over the intermediate and longer term due to slowing effects throughout the real economy, most notably in higher financing costs that weigh on economic growth and, of course, on those most in need of credit.

Letter to Shareholders (Continued)

Portfolio Positioning

SECTOR ALLOCATION

MM 7.03%
CS 3.06%
CCB 0.10%
FGB 0.27%
UST 7.28%
MUNI 0.35%
ABS 14.22%
CB 17.54%
MBS 50.15%

Asset-Backed Securities (ABS)
Common Stock (CS)
Convertible Corporate Bonds (CCB)
Corporate Bonds (CB)
Foreign Government Bonds (FGB)
Money Market Investments (MM)
Mortgage-Backed Securities (MBS)
Municipal Bonds (MUNI)
U.S. Treasury Securities (UST)

MBS ALLOCATION

RMBS NON-AGENCY 41.50%
CMBS AGENCY 1.28%
CMBS NON-AGENCY 16.86%
RMBS AGENCY 40.37%

Commercial Mortgage-Backed Securities — Agency (CMBS AGENCY)
Commercial Mortgage-Backed Securities — Non-Agency (CMBS
NON-AGENCY)
Residential Mortgage-Backed Securities — Agency (RMBS AGENCY)
Residential Mortgage-Backed Securities — Non-Agency (RMBS
NON-AGENCY)

Moderate leverage can be utilized by the Fund through a Line of Credit facility, though the Fund did not use any of the available $70 million commitment in 2024. Leverage is used when market opportunity is abundant and management deems the use of leverage accretive to returns.
We greatly appreciate your investment in the Fund and your continuing support of TCW. If you have any additional questions or comments, we invite you to visit our website at www.tcw.com or contact our shareholder services department at
1-866-227-8179,
or contact@tcw.com.
Sincerely,

Megan McClellan
President and Principal Executive Officer

TCW Strategic Income Fund, Inc.
Management Discussion

Notwithstanding a higher rate environment, the TCW Strategic Income Fund (“TSI” or “Fund”) gained 7.34%
(NAV-based
return) in 2024, while the Bloomberg
3-Month
U.S. Treasury Bellwethers Index + 400 bps returned 9.48% for the year. A recognition that rates at current levels remain restrictive and above equilibrium conditions informed the longer duration position throughout the year, which was the largest detractor from relative performance. Meanwhile, yield spreads compressed across fixed income sectors, resulting in outperformance versus duration-matched Treasuries, and a selection impact that helped offset the duration drag. Looking at sectors more specifically, securitized credit allocations contributed the most. The position in private label CMBS was scaled up throughout the year and contributed meaningfully to returns as the sector was one of the strongest performers on a total and excess return basis. Allocations targeted single asset single borrower (SASB) deal structures backed by trophy collateral with strong sponsors, which provided opportunity to capitalize on attractive risk-adjusted yield and spread opportunities down capital structures of these issues with strong fundamentals. Within the ABS allocation, CLOs (collateralized loan obligations) contributed given compressing spreads on strong investor sponsorship, while single family rental collateral further benefitted performance.
Non-agency
MBS was also a notable contributor for the year as yield premiums fell across the sector and credit curves flattened, driven by sustained investor demand for yield and spread. Contributions were led by re-securitized
loans backed by legacy collateral legacy
(pre-2008
vintage) subprime profiles, which contributed healthy coupons to the portfolio while mitigating the effects of interest rates given the floating rate coupons. Agency MBS, however, was a headwind as rate volatility weighed on the sector. Away from securitized sectors, the Fund maintained an allocation to both investment grade and high yield corporate credit. Though the profile of holdings was defensive, focused on non-cyclicals,
communications, and large money center banks, the performance impact was positive as corporate credit spreads compressed to multi-year tight levels, providing opportunities to trim into strength and optimize existing holdings. Finally, equity holdings in the Fund contributed overall, led by non-cyclical
and energy holdings.
TCW remains committed to our time-tested value-oriented philosophy, with bottom-up
portfolio construction and relative value sector allocations the pillars by which we seek to introduce carry and return potential to portfolios. This is reflected in a reduced allocation to corporate credit given tight credit spreads, though with targeted positions in high-conviction issuers and industries like communications and utilities, the latter offering a variety of opportunities to capitalize on the structural tailwind of power generation and demand. Additionally, the Fund maintains a small allocation to non-USD
corporate credit that offer attractive relative value. Meanwhile, securitized products present a more compelling relative value proposition given wider yield spreads, informing a sizable allocation across sectors. Agency MBS represents a large position given favorable liquidity, the government guarantee, and over 50 bps of spread premium versus investment grade credit. Though non-agency
MBS doesn’t carry the government guarantee, the sector is bolstered by robust collateral profiles that help maximize cashflow back to bondholders, with the ongoing evolution of structures and deal types across the sector fertile ground to capture alpha potential at the issue level. Similarly, CMBS exposure is focused on SASB deals that allow for a detailed analysis of the underlying property and sponsor, facilitating bottom-up
inclusion criteria. ABS positions similarly reflect targeted allocations like senior CLO tranches and high-quality non-traditional
collateral types like single-family rentals and data centers. Finally, the Fund’s duration position finished the quarter at 3.0 years, which is on the longer end of the typical range, given expectations for lower rates and a steeper curve.

TCW Strategic Income Fund, Inc.
Management Discussion (Continued)

Dividend Distribution Discussion
The goal of the Fund’s distribution policy is to maintain a stable payout without having to return capital to investors. A stable dividend policy will inevitably result in income surplus or deficit at the end of the year given variations in the sources of the Fund’s distributable income. The Fund maintains a modest reserve balance such that an income surplus remains at the end of the year as opposed to a shortfall.
TCW will continue to monitor the Fund’s income reserve for increases in surplus or shortfall and make adjustments to the quarterly dividend as warranted, with the goal of minimizing the dispersion of the quarterly dividend amounts and maintaining the dividend’s stability.
Rule 18b-6 Disclosure
The following information in this annual report is a summary of certain changes since December 1, 2023. This information may not reflect all the changes that have occurred since you purchased shares of the Fund.
Rule 8b-16 under the Investment Company Act of 1940, as amended, requires that we disclose certain information to stockholders in our annual report. That disclosure is included in this report as follows:
(1) information about our dividend reinvestment plan is included on pages 60-61;
(2) information about our investment objectives, policies, and principal risk factors is included on pages 45-46. There were no material changes to those risk factors, nor were there any material changes to our investment objectives and policies that were not approved by stockholders;
(3) there were no changes to our Articles of Incorporation or By-Laws that were not approved by stockholders that delay or prevent a change of control; and
(4) there were no changes to the persons who are primarily responsible for the day-to-day management of the Fund’s investment portfolio.

TCW Strategic Income Fund, Inc.

Schedule of Investments	December 31, 2024

Issues	Maturity Date	Principal Amount		Value

FIXED INCOME SECURITIES — 105.8% of Net Assets

ASSET-BACKED SECURITIES — 16.7%

Academic Loan Funding Trust Series 2012-1A, Class R

0.00% (1),(2),(3),(4)	12/27/44		$3,368	$267,419

Allegro CLO XIII Ltd. Series 2021-1A, Class B

6.58% (3 mo. USD Term SOFR + 1.962%) (1),(5)	07/20/34		650,000	651,100

AMSR Trust Series 2020-SFR2, Class F

5.25% (1)	07/17/37		1,375,000	1,369,758

AMSR Trust Series 2020-SFR3, Class E1

2.56% (1)	09/17/37		1,000,000	978,416

AMSR Trust Series 2021-SFR2, Class F2

3.67% (1)	08/17/38		750,000	709,459

Apidos CLO XXXVII Ltd. Series 2021-37A, Class B

6.49% (3 mo. USD Term SOFR + 1.862%) (1),(5)	10/22/34		725,000	725,953

Arbour CLO VIII DAC Series 8X, Class B1R

4.88% (3 mo. EUR EURIBOR + 1.700%) (5),(6)	10/15/34	EUR	600,000	619,767

BCRED CLO LLC Series 2023-1A, Class A

6.92% (3 mo. USD Term SOFR + 2.300%) (1),(5)	01/20/36		850,000	858,186

Bear Mountain Park CLO Ltd. Series 2022-1A, Class BR

6.41% (3 mo. USD Term SOFR + 1.750%) (1),(5)	07/15/37		625,000	629,366

BMO SBA COOF Trust Series 2019-1, Class A (I/O)

1.73% (1),(7)	10/25/45		3,936,652	136,438

Carvana Auto Receivables Trust Series 2020-P1, Class R

0.00% (1),(3)	09/08/27		2,000	161,144

Carvana Auto Receivables Trust Series 2021-N3, Class R

0.00% (1),(3)	06/12/28		2,200	140,231

Carvana Auto Receivables Trust Series 2022-N1, Class R

0.00% (1),(3)	12/11/28		4,700	290,617

Carvana Auto Receivables Trust Series 2022-P3, Class R

0.00% (1),(3)	09/10/29		2,900	301,166

Carvana Auto Receivables Trust Series 2023-P1, Class R

0.00% (1),(3)	03/11/30		4,400	475,302

Carvana Auto Receivables Trust Series 2023-P2, Class R

0.00% (1),(3)	06/10/30		2,000	339,500

Cedar Funding II CLO Ltd. Series 2013-1A, Class BRR

6.23% (3 mo. USD Term SOFR + 1.612%) (1),(5)	04/20/34		700,000	700,683

CIFC Funding Ltd. Series 2018-1A, Class SUB

0.00% (1),(8)	01/18/38		650,000	305,938

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (Continued)

CIFC Funding Ltd. Series 2022-2A, Class INCB

0.00% (1),(8)	04/19/35	$685,000	$494,638

CIT Education Loan Trust Series 2007-1, Class A

5.08% (90 day USD SOFR Average + 0.352%) (1),(5)	03/25/42	252,519	248,668

COOF Securitization Trust II Series 2015-2, Class A1 (I/O)

2.45% (1),(7)	08/25/41	1,656,830	90,468

FirstKey Homes Trust Series 2020-SFR1, Class G

4.78% (1)	08/17/37	1,735,000	1,718,096

FirstKey Homes Trust Series 2021-SFR3, Class E1

2.99% (1)	12/17/38	1,173,000	1,100,999

FirstKey Homes Trust Series 2022-SFR1, Class D

5.20% (1)	05/19/39	1,100,000	1,079,668

FRTKL Group, Inc. Series 2021-SFR1, Class G

4.11% (1)	09/17/38	1,015,000	953,215

Goal Capital Funding Trust Series 2006-1, Class B

5.30% (3 mo. USD LIBOR + 0.450%) (5)	08/25/42	88,583	84,767

GoldenTree Loan Management U.S. CLO 11 Ltd. Series 2021-11A, Class AR

5.59% (3 mo. USD Term SOFR + 1.080%) (1),(5)	10/20/34	625,000	625,291

GoldenTree Loan Management U.S. CLO 17 Ltd. Series 2023-17A, Class D

9.62% (3 mo. USD Term SOFR + 5.000%) (1),(5)	07/20/36	650,000	663,267

Golub Capital Partners CLO 42M-R Ltd. Series 2019-42RA, Class A2R

7.37% (3 mo. USD Term SOFR + 2.750%) (1),(5)	01/20/36	600,000	607,330

Golub Capital Partners CLO 66B Ltd. Series 2023-66A, Class A

6.58% (3 mo. USD Term SOFR + 1.950%) (1),(5)	04/25/36	750,000	753,262

Golub Capital Partners CLO 69M Ltd. Series 2023-69A, Class B1

7.77% (3 mo. USD Term SOFR + 3.250%) (1),(5)	11/09/36	870,000	881,885

HOA Funding LLC Series 2021-1A, Class A2

4.72% (1)	08/20/51	581,627	290,809

HPS Loan Management Ltd. Series 2023-18A, Class D

10.37% (3 mo. USD Term SOFR + 5.750%) (1),(5)	07/20/36	600,000	615,154

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (Continued)

HPS Loan Management Ltd. Series 2024-19A, Class C2

7.56% (3 mo. USD Term SOFR + 2.900%) (1),(5)	04/15/37	$750,000	$757,372

ITE Rail Fund Levered LP Series 2021-1A, Class A

2.25% (1)	02/28/51	348,492	317,187

Madison Park Funding XLV Ltd. Series 2020-45A, Class CRR

6.28% (3 mo. USD Term SOFR + 1.900%) (1),(5)	07/15/34	625,000	626,676

MetroNet Infrastructure Issuer LLC Class A2

7.95% (4)	04/20/53	850,000	857,371

Mosaic Solar Loan Trust Series 2021-1A, Class R

0.00% (1),(8)	12/20/46	950,000	104,963

Mosaic Solar Loan Trust Series 2021-2A, Class R

0.00% (1),(8)	04/22/47	1,150,000	42,083

Mosaic Solar Loan Trust Series 2021-3A, Class R

0.00% (1),(8)	06/20/52	1,600,000	76,256

Neuberger Berman Loan Advisers CLO 56 Ltd. Series 2024-56A, Class SUB

0.00% (1),(8)	07/24/37	700,000	673,168

OCP CLO Ltd. Series 2021-21A, Class B

6.58% (3 mo. USD Term SOFR + 1.962%) (1),(5)	07/20/34	400,000	400,677

OCP CLO Ltd. Series 2023-28A, Class D

10.00% (3 mo. USD Term SOFR + 5.350%) (1),(5)	07/16/36	700,000	716,563

Palmer Square CLO Ltd. Series 2024-3A, Class SUB

1.00% (1),(7)	07/20/37	625,000	595,871

Park Avenue Institutional Advisers CLO Ltd. Series 2021-1A, Class A2

6.63% (3 mo. USD Term SOFR + 2.012%) (1),(5)	01/20/34	420,000	420,743

Progress Residential Trust Series 2021-SFR7, Class E2

2.64% (1)	08/17/40	1,451,000	1,274,032

Progress Residential Trust Series 2021-SFR8, Class G

4.01% (1)	10/17/38	1,450,000	1,351,632

Progress Residential Trust Series 2021-SFR9, Class E1

2.81% (1)	11/17/40	1,707,000	1,533,337

Rad CLO 22 Ltd. Series 2023-22A, Class D

9.62% (3 mo. USD Term SOFR + 5.000%) (1),(5)	01/20/37	350,000	361,016

Rockford Tower CLO Ltd. Series 2017-2A, Class BR

6.42% (3 mo. USD Term SOFR + 1.762%) (1),(5)	10/15/29	800,000	801,204

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (Continued)

Santander Consumer Auto Receivables Trust Series 2021-BA, Class R

0.00% (1),(3)	03/15/29	$5,000	$1,174,162

Santander Consumer Auto Receivables Trust Series 2021-CA, Class R

0.00% (1),(3)	06/15/28	5,500	552,776

SLC Student Loan Trust Series 2004-1, Class B

5.60% (90 day USD SOFR Average + 0.552%) (5)	08/15/31	154,462	136,049

SLC Student Loan Trust Series 2006-1, Class B

5.28% (90 day USD SOFR Average + 0.472%) (5)	03/15/55	175,936	161,197

SLM Student Loan EDC Repackaging Trust Series 2013-M1, Class M1R

0.00% (1),(3)	10/28/29	1,000	234,445

SLM Student Loan Trust Series 2004-2, Class B

5.92% (90 day USD SOFR Average + 0.732%) (5)	07/25/39	150,187	143,607

SLM Student Loan Trust Series 2005-9, Class B

5.75% (90 day USD SOFR Average + 0.562%) (5)	01/25/41	286,988	270,988

SLM Student Loan Trust Series 2007-6, Class B

6.30% (90 day USD SOFR Average + 1.112%) (5)	04/27/43	78,012	75,483

SLM Student Loan Trust Series 2007-7, Class B

6.20% (90 day USD SOFR Average + 1.012%) (5)	10/27/70	150,000	151,181

SLM Student Loan Trust Series 2008-2, Class B

6.65% (90 day USD SOFR Average + 1.462%) (5)	01/25/83	225,000	233,495

SLM Student Loan Trust Series 2008-3, Class B

6.65% (90 day USD SOFR Average + 1.462%) (5)	04/26/83	225,000	233,417

SLM Student Loan Trust Series 2008-4, Class B

7.30% (90 day USD SOFR Average + 2.112%) (5)	04/25/73	515,000	539,299

SLM Student Loan Trust Series 2008-5, Class B

7.30% (90 day USD SOFR Average + 2.112%) (5)	07/25/73	260,000	269,446

SLM Student Loan Trust Series 2008-6, Class B

7.30% (90 day USD SOFR Average + 2.112%) (5)	07/26/83	225,000	232,108

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

December 31, 2024

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (Continued)

SLM Student Loan Trust Series 2008-7, Class B

7.30% (90 day USD SOFR Average + 2.112%) (5)	07/26/83	$305,000	$315,154

Stratus CLO Ltd. Series 2021-3A, Class SUB

0.00% (1),(8)	12/29/29	750,000	17,400

Structured Receivables Finance LLC Series 2010-A, Class B

7.61% (1)	01/16/46	421,040	429,779

Structured Receivables Finance LLC Series 2010-B, Class B

7.97% (1)	08/15/36	283,557	289,998

Student Loan Consolidation Center Student Loan Trust I Series 2002-2, Class B2

1.65% (28 day ARS) (1),(5)	07/01/42	1,050,000	972,551

Textainer Marine Containers VII Ltd. Series 2021-2A, Class A

2.23% (1)	04/20/46	1,109,467	1,014,297

TIF Funding II LLC Series 2021-1A, Class A

1.65% (1)	02/20/46	1,040,616	921,375

Westlake Automobile Receivables Trust Series 2024-1A, Class D

6.02% (1)	10/15/29	600,000	611,381

Wingstop Funding LLC Series 2020-1A, Class A2

2.84% (1)	12/05/50	541,750	507,290

Total Asset-Backed Securities

(Cost: $43,707,836)			40,264,989

MORTGAGE-BACKED SECURITIES — 59.1%

Commercial Mortgage-backed Securities — Agency — 0.8%

Federal Home Loan Mortgage Corp. Multifamily PC REMICS Trust Series 2019-P002, Class X (I/O)

1.01% (7)	07/25/33	1,295,000	72,747

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K039, Class X3 (I/O)

4.97% (7)	08/25/42	144,735	24,183

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K040, Class X3 (I/O)

3.88% (7)	11/25/42	206,588	2

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K049, Class X3 (I/O)

1.55% (7)	10/25/43	2,330,000	19,316

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K060, Class X3 (I/O)

1.90% (7)	12/25/44	2,499,972	79,773

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K732, Class X3 (I/O)

2.19% (7)	05/25/46	2,400,000	23,913

Issues	Maturity Date	Principal Amount	Value

Commercial Mortgage-backed Securities — Agency (Continued)

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K735, Class X3 (I/O)

2.15% (7)	05/25/47	$3,750,000	$105,527

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series KC05, Class X1 (I/O)

1.21% (7)	06/25/27	6,883,061	132,758

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series KIR1, Class X (I/O)

1.01% (7)	03/25/26	7,807,785	73,074

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series KW01, Class X3 (I/O)

4.09% (7)	03/25/29	690,000	27,553

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series Q013, Class XPT2 (I/O)

1.81% (7)	05/25/27	2,770,924	87,114

Federal National Mortgage Association, Pool #AN3542

3.41%	11/01/46	1,034,311	858,062

Federal National Mortgage Association-ACES Series 2016-M11, Class X2 (ACES) (I/O)

3.06% (7)	07/25/39	688,743	12,747

Federal National Mortgage Association-ACES Series 2019-M29, Class X4 (ACES) (I/O)

0.70% (7)	03/25/29	7,900,000	185,346

Government National Mortgage Association Series 2009-114, Class IO (I/O)

0.00% (7)	10/16/49	4,501,306	45

Government National Mortgage Association Series 2010-148, Class IO (I/O)

0.30% (7)	09/16/50	4,680,698	48,081

Government National Mortgage Association Series 2011-105, Class IO (I/O)

0.00% (7)	09/16/51	3,063,661	31

Government National Mortgage Association Series 2011-152, Class IO (I/O)

0.01% (7)	08/16/51	763,328	62

Government National Mortgage Association Series 2012-139, Class IO (I/O)

0.56% (7)	02/16/53	1,064,029	19,565

Government National Mortgage Association Series 2012-4, Class IO (I/O)

0.00% (7)	05/16/52	2,781,205	28

Government National Mortgage Association Series 2013-52, Class IO (I/O)

0.04% (7)	02/16/55	5,331,834	2,914

Government National Mortgage Association Series 2014-103, Class IO (I/O)

0.19% (7)	05/16/55	2,058,868	10,570

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Commercial Mortgage-backed Securities — Agency (Continued)

Government National Mortgage Association Series 2014-125, Class IO (I/O)

0.89% (7)	11/16/54	$1,283,485	$35,700

Total Commercial Mortgage-backed Securities — Agency

(Cost: $4,622,414)			1,819,111

Commercial Mortgage-backed Securities — Non-Agency — 10.0%

Benchmark Mortgage Trust Series 2019-B14, Class 225D

3.29% (1),(7)	12/15/62	535,000	9,831

Benchmark Mortgage Trust Series 2020-IG3, Class BXC

3.54% (1),(7)	09/15/48	555,000	480,714

BX Trust Series 2023-DELC, Class B

7.74% (1 mo. USD Term SOFR + 3.339%) (1),(5)	05/15/38	615,000	621,396

BXHPP Trust Series 2021-FILM, Class C

5.61% (1 mo. USD Term SOFR + 1.214%) (1),(5)	08/15/36	430,000	404,161

BXHPP Trust Series 2021-FILM, Class D

6.01% (1 mo. USD Term SOFR + 1.614%) (1),(5)	08/15/36	515,000	481,173

BXP Trust Series 2017-GM, Class D

3.42% (1),(7)	06/13/39	575,000	534,744

CAMB Commercial Mortgage Trust Series 2019-LIFE, Class E

6.85% (1 mo. USD Term SOFR + 2.447%) (1),(5)	12/15/37	800,000	800,875

Citigroup Commercial Mortgage Trust Series 2014-GC21, Class XD (I/O)

1.17% (1),(7)	05/10/47	4,710,600	47

Citigroup Commercial Mortgage Trust Series 2015-GC35, Class XA (I/O)

0.71% (7)	11/10/48	6,124,357	18,470

COMM Mortgage Trust Series 2012-LC4, Class XB (I/O)

0.36% (1),(7)	12/10/44	13,933,542	139

COMM Mortgage Trust Series 2013-CR12, Class XA (I/O)

0.58% (7)	10/10/46	659,198	7

COMM Mortgage Trust Series 2016-787S, Class D

3.83% (1),(7)	02/10/36	693,000	650,923

COMM Mortgage Trust Series 2020-CX, Class E

2.68% (1),(7)	11/10/46	370,000	258,135

CRSNT Trust Series 2021-MOON, Class C

6.06% (1 mo. USD Term SOFR + 1.664%) (1),(5)	04/15/36	620,000	611,223

Issues	Maturity Date	Principal Amount		Value

Commercial Mortgage-backed Securities — Non-Agency (Continued)

CSMC Trust Series 2020-FACT, Class F

11.17% (1 mo. USD Term SOFR + 6.771%) (1),(5)	10/15/37		$1,017,000	$876,673

Eleven Madison Trust Mortgage Trust Series 2015-11MD, Class D

3.55% (1),(7)	09/10/35		625,000	594,957

Extended Stay America Trust Series 2021-ESH, Class F

8.21% (1 mo. USD Term SOFR + 3.814%) (1),(5)	07/15/38		572,514	576,468

Frost CMBS DAC Series 2021-1A, Class EUE

6.99% (3 mo. EUR EURIBOR + 3.990%) (1),(5)	11/20/33	EUR	732,052	727,681

Grace Trust Series 2020-GRCE, Class D

2.68% (1),(7)	12/10/40		700,000	566,635

Grace Trust Series 2020-GRCE, Class F

2.68% (1),(7)	12/10/40		376,000	256,216

Grace Trust Series 2020-GRCE, Class X (I/O)

0.30% (1),(7)	12/10/40		10,620,000	160,153

GS Mortgage Securities Corp. Trust Series 2020-UPTN, Class XA (I/O)

0.35% (1),(7)	02/10/37		3,150,000	1,408

GS Mortgage Securities Trust Series 2016-GS2, Class XA (I/O)

1.72% (7)	05/10/49		3,982,311	54,313

Harvest Commercial Capital Loan Trust Series 2019-1, Class A

3.29% (1),(7),(9)	09/25/46		10,527	10,488

Hilton USA Trust Series 2016-HHV, Class F

4.19% (1),(7)	11/05/38		1,341,000	1,277,572

Hudson Yards Mortgage Trust Series 2019-30HY, Class D

3.44% (1),(7)	07/10/39		450,000	398,386

Hudson Yards Mortgage Trust Series 2019-55HY, Class F

2.94% (1),(7)	12/10/41		150,000	117,298

ILPT Trust Series 2019-SURF, Class A

4.15% (1)	02/11/41		240,000	229,025

JPMBB Commercial Mortgage Securities Trust Series 2014-C23, Class XA (I/O)

0.37% (7)	09/15/47		1,456,932	15

JPMBB Commercial Mortgage Securities Trust Series 2014-C24, Class XA (I/O)

0.73% (7)	11/15/47		1,054,925	11

JPMBB Commercial Mortgage Securities Trust Series 2015-C29, Class XD (I/O)

0.50% (1),(7)	05/15/48		26,458,000	188,779

JPMCC Commercial Mortgage Securities Trust Series 2017-JP5, Class XA (I/O)

0.77% (7)	03/15/50		9,053,764	126,408

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

December 31, 2024

Issues	Maturity Date	Principal Amount	Value

Commercial Mortgage-backed Securities — Non-Agency (Continued)

JPMorgan Chase Commercial Mortgage Securities Trust Series 2011-C3, Class XB (I/O)

0.38% (1),(7)	02/15/46	$47,756,999	$114,464

JPMorgan Chase Commercial Mortgage Securities Trust Series 2013-LC11, Class XA (I/O)

1.16% (7)	04/15/46	906,797	4,881

JPMorgan Chase Commercial Mortgage Securities Trust Series 2016-NINE, Class A

2.85% (1),(7)	09/06/38	775,000	745,538

JPMorgan Chase Commercial Mortgage Securities Trust Series 2019-MFP, Class D

6.11% (1 mo. USD Term SOFR + 1.707%) (1),(5)	07/15/36	551,181	547,389

JPMorgan Chase Commercial Mortgage Securities Trust Series 2019-OSB, Class A

3.40% (1)	06/05/39	585,000	534,132

Manhattan West Mortgage Trust Series 2020-1MW, Class A

2.13% (1)	09/10/39	695,000	638,869

MFT Mortgage Trust Series 2020-B6, Class C

3.28% (1),(7)	08/10/40	220,000	133,780

Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C22, Class XA (I/O)

0.96% (7)	04/15/48	7,096,134	71

Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C24, Class XA (I/O)

0.67% (7)	05/15/48	8,448,473	11,459

Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C31, Class XA (I/O)

1.26% (7)	11/15/49	5,983,508	97,513

Morgan Stanley Capital I Trust Series 2020-CNP, Class C

2.43% (1),(7)	04/05/42	620,000	485,392

NXPT Commercial Mortgage Trust Series 2024-STOR, Class E

6.70% (1),(7)	11/05/41	528,000	524,117

One New York Plaza Trust Series 2020-1NYP, Class A

5.46% (1 mo. USD Term SOFR + 1.064%) (1),(5)	01/15/36	390,000	372,467

Roseville Ltd.

7.73% (4)	03/29/25	605,000	614,136

SFAVE Commercial Mortgage Securities Trust Series 2015-5AVE, Class A2A

3.66% (1),(7)	01/05/43	805,000	672,473

SFAVE Commercial Mortgage Securities Trust Series 2015-5AVE, Class D

4.39% (1),(7)	01/05/43	880,000	650,149

Issues	Maturity Date	Principal Amount		Value

Commercial Mortgage-backed Securities — Non-Agency (Continued)

SFO Commercial Mortgage Trust Series 2021-555, Class A

5.66% (1 mo. USD Term SOFR + 1.264%) (1),(5)	05/15/38		$550,000	$537,174

SMRT Commercial Mortgage Trust Series 2022-MINI, Class D

6.35% (1 mo. USD Term SOFR + 1.950%) (1),(5)	01/15/39		510,000	502,986

SMRT Commercial Mortgage Trust Series 2022-MINI, Class E

7.10% (1 mo. USD Term SOFR + 2.700%) (1),(5)	01/15/39		1,005,000	965,048

SMRT Commercial Mortgage Trust Series 2022-MINI, Class F

7.75% (1 mo. USD Term SOFR + 3.350%) (1),(5)	01/15/39		246,000	233,749

Taurus U.K. DAC Series 2021-UK1X, Class E

8.38% (1 day GBP SONIA + 3.650%) (5),(6)	05/17/31	GBP	665,115	824,074

UBS Commercial Mortgage Trust Series 2017-C5, Class XA (I/O)

1.13% (7)	11/15/50		4,954,136	102,981

VASA Trust Series 2021-VASA, Class B

5.76% (1 mo. USD Term SOFR + 1.364%) (1),(5)	07/15/39		1,000,000	918,220

Vita Scientia DAC Series 2022-1X, Class D

5.48% (3 mo. EUR EURIBOR + 2.490%) (5),(6)	02/27/33	EUR	1,500,000	1,460,356

Wells Fargo Commercial Mortgage Trust Series 2018-C47, Class AS

4.67% (7)	09/15/61		750,000	728,908

Wells Fargo Commercial Mortgage Trust Series 2019-JWDR, Class F

4.56% (1),(7)	09/15/31		500,000	484,521

WFRBS Commercial Mortgage Trust Series 2013-C14, Class XA (I/O)

0.35% (7)	06/15/46		148,643	1

Total Commercial Mortgage-backed Securities — Non-Agency

(Cost: $27,649,883)				23,939,172

Residential Mortgage-backed Securities — Agency — 23.8%

Federal Home Loan Mortgage Corp., Pool #SD8199

2.00%	03/01/52		1,834,997	1,429,718

Federal Home Loan Mortgage Corp., Pool #SD8220

3.00%	06/01/52		1,453,283	1,235,464

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Agency (Continued)

Federal Home Loan Mortgage Corp., Pool #SD8225

3.00%	07/01/52	$2,551,027	$2,168,676

Federal Home Loan Mortgage Corp., Pool #SD3246

4.00%	08/01/52	1,280,975	1,172,990

Federal Home Loan Mortgage Corp., Pool #SD8237

4.00%	08/01/52	2,542,854	2,328,099

Federal Home Loan Mortgage Corp., Pool #SD8238

4.50%	08/01/52	581,789	548,196

Federal Home Loan Mortgage Corp., Pool #RA7870

4.00%	09/01/52	782,427	716,227

Federal Home Loan Mortgage Corp., Pool #SD8257

4.50%	10/01/52	1,250,155	1,177,585

Federal Home Loan Mortgage Corp., Pool #SD8265

4.00%	11/01/52	541,463	495,482

Federal Home Loan Mortgage Corp., Pool #SD8275

4.50%	12/01/52	529,775	498,941

Federal Home Loan Mortgage Corp. REMICS Series 3122, Class SG (I/O) (I/F) (TAC) (PAC)

0.92% (-30 day USD SOFR Average + 5.516%) (5)	03/15/36	975,888	43,397

Federal Home Loan Mortgage Corp. REMICS Series 3239, Class SI (I/O) (I/F) (PAC)

1.94% (-30 day USD SOFR Average + 6.536%) (5)	11/15/36	215,972	18,835

Federal Home Loan Mortgage Corp. REMICS Series 3323, Class SA (I/O) (I/F)

1.40% (-30 day USD SOFR Average + 5.996%) (5)	05/15/37	44,989	941

Federal Home Loan Mortgage Corp. REMICS Series 3459, Class JS (I/O) (I/F)

1.54% (-30 day USD SOFR Average + 6.136%) (5)	06/15/38	71,526	5,912

Federal Home Loan Mortgage Corp. REMICS Series 4030, Class HS (I/O) (I/F)

1.90% (-30 day USD SOFR Average + 6.496%) (5)	04/15/42	413,399	39,032

Federal Home Loan Mortgage Corp. REMICS Series 5234, Class S (I/O) (PAC)

1.48% (30 day USD SOFR Average + 6.050%) (5)	12/25/50	2,115,942	123,877

Federal Home Loan Mortgage Corp. REMICS Series 5471, Class SY (I/O)

0.83% (30 day USD SOFR Average + 5.400%) (5)	11/25/54	1,306,963	76,453

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Agency (Continued)

Federal Home Loan Mortgage Corp. STRIPS Series 386, Class C1 (I/O)

2.00%	03/15/52	$3,448,993	$450,521

Federal National Mortgage Association, Pool #BV4122

2.00%	03/01/52	814,043	634,252

Federal National Mortgage Association, Pool #MA4562

2.00%	03/01/52	698,290	544,718

Federal National Mortgage Association, Pool #BV8463

2.50%	04/01/52	1,340,978	1,094,925

Federal National Mortgage Association, Pool #FS1598

2.00%	04/01/52	328,674	256,083

Federal National Mortgage Association, Pool #MA4656

4.50%	07/01/52	1,962,529	1,849,518

Federal National Mortgage Association, Pool #MA4701

4.50%	08/01/52	316,732	298,444

Federal National Mortgage Association, Pool #MA4768

2.50%	09/01/52	1,495,132	1,219,571

Federal National Mortgage Association, Pool #MA4769

2.00%	09/01/52	859,253	669,478

Federal National Mortgage Association, Pool #MA4733

4.50%	09/01/52	1,041,180	980,902

Federal National Mortgage Association, Pool #MA4783

4.00%	10/01/52	1,292,099	1,182,574

Federal National Mortgage Association, Pool #MA4866

4.00%	01/01/53	1,273,558	1,165,211

Federal National Mortgage Association, Pool #FS7577

2.50%	01/01/54	2,875,575	2,347,942

Federal National Mortgage Association Interest STRIPS Series 434, Class C29 (I/O)

2.00%	10/25/52	3,929,458	506,715

Federal National Mortgage Association Interest STRIPS Series 436, Class C32 (I/O)

2.00%	10/25/52	3,414,219	437,047

Federal National Mortgage Association REMICS Series 2007-42, Class SE (I/O) (I/F)

1.43% (-30 day USD SOFR Average + 5.996%) (5)	05/25/37	36,384	2,175

Federal National Mortgage Association REMICS Series 2007-48, Class SD (I/O) (I/F)

1.42% (-30 day USD SOFR Average + 5.986%) (5)	05/25/37	611,121	42,635

Federal National Mortgage Association REMICS Series 2009-69, Class CS (I/O) (I/F)

2.07% (-30 day USD SOFR Average + 6.636%) (5)	09/25/39	95,037	8,693

Government National Mortgage Association REMICS Series 2006-35, Class SA (I/O) (I/F)

2.12% (-1 mo. USD Term SOFR + 6.486%) (5)	07/20/36	685,551	56,105

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

December 31, 2024

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Agency (Continued)

Government National Mortgage Association REMICS Series 2006-61, Class SA (I/O) (I/F) (TAC)

0.27% (-1 mo. USD Term SOFR + 4.636%) (5)	11/20/36	$834,985	$12,175

Government National Mortgage Association REMICS Series 2008-58, Class TS (I/O) (I/F) (TAC)

1.92% (-1 mo. USD Term SOFR + 6.286%) (5)	05/20/38	276,077	5,455

Government National Mortgage Association REMICS Series 2014-118, Class ST

1.12% (-1 mo. USD Term SOFR + 5.486%) (5)	08/20/44	3,630,314	253,711

Government National Mortgage Association REMICS Series 2016-153, Class IO (I/O)

3.50%	11/20/46	1,182,350	219,691

Government National Mortgage Association REMICS Series 2023-165, Class CO (P/O)

0.00% (8)	11/20/53	322,710	270,525

Government National Mortgage Association REMICS Series 2024-159, Class SM

0.85% (-30 day USD SOFR Average + 5.450%) (5)	10/20/54	3,441,365	177,790

Government National Mortgage Association, TBA

4.00% (10)	01/01/00	2,725,000	2,510,553

5.50% (10)	06/01/54	3,950,000	3,915,258

5.00% (10)	08/01/54	3,025,000	2,934,465

4.50% (10)	08/01/54	2,825,000	2,671,025

Uniform Mortgage-Backed Security, TBA

2.00% (10)	11/01/51	2,325,000	1,808,023

2.50% (10)	12/01/51	4,275,000	3,480,968

3.00% (10)	01/01/52	1,425,000	1,209,181

3.50% (10)	02/01/52	5,550,000	4,908,498

4.00% (10)	03/01/52	200,000	182,784

5.00% (10)	07/01/54	4,625,000	4,461,953

4.50% (10)	08/01/54	2,625,000	2,467,949

Total Residential Mortgage-backed Securities — Agency

(Cost: $58,507,925)			57,317,338

Residential Mortgage-backed Securities — Non-Agency — 24.5%

ABFC Trust Series 2007-NC1, Class A2

4.75% (1 mo. USD Term SOFR + 0.414%) (1),(5)	05/25/37	663,482	616,357

ACE Securities Corp. Home Equity Loan Trust Series 2004-IN1, Class A1

5.09% (1 mo. USD Term SOFR + 0.754%) (5)	05/25/34	297,123	282,801

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-Agency (Continued)

ACE Securities Corp. Home Equity Loan Trust Series 2007-ASP1, Class A2C

4.97% (1 mo. USD Term SOFR + 0.634%) (5)	03/25/37	$1,127,817	$452,717

Adjustable Rate Mortgage Trust Series 2005-4, Class 6A22

5.23% (7),(9)	08/25/35	297,404	230,461

Ajax Mortgage Loan Trust Series 2019-F, Class A2

3.50% (1)	07/25/59	1,300,000	1,215,657

Asset-Backed Securities Corp. Home Equity Loan Trust Series 2006-HE3, Class A5

2.88% (1 mo. USD Term SOFR + 0.654%) (5)	03/25/36	657,127	640,652

Asset-Backed Securities Corp. Home Equity Loan Trust Series 2007-HE1, Class A1B

3.59% (1 mo. USD Term SOFR + 0.414%) (5)	12/25/36	209,425	199,823

Banc of America Alternative Loan Trust Series 2005-10, Class 1CB1

4.85% (1 mo. USD Term SOFR + 0.514%) (5),(9)	11/25/35	246,122	212,669

Banc of America Funding Trust Series 2006-3, Class 4A14

6.00% (9)	03/25/36	78,215	63,952

Banc of America Funding Trust Series 2006-3, Class 5A3

5.50% (9)	03/25/36	84,021	74,072

Banc of America Funding Trust Series 2015-R4, Class 2A1

4.91% (1 mo. USD Term SOFR + 0.319%) (1),(5)	02/25/37	139,682	138,300

BCMSC Trust Series 2000-A, Class A4

8.29% (7)	06/15/30	3,316,690	302,694

Bear Stearns ALT-A Trust Series 2005-3, Class 4A3

4.56% (7)	04/25/35	138,190	133,883

Bear Stearns ARM Trust Series 2003-7, Class 9A

6.46% (7)	10/25/33	158,790	144,755

Bear Stearns ARM Trust Series 2005-9, Class A1

7.08% (1 yr. CMT + 2.300%) (5)	10/25/35	83,112	78,114

Bear Stearns ARM Trust Series 2007-4, Class 22A1

4.43% (7),(9)	06/25/47	493,089	443,859

Bear Stearns Asset-Backed Securities I Trust Series 2005-AC6, Class 1A3

5.50% (7)	09/25/35	235,004	219,407

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-Agency (Continued)

Bear Stearns Asset-Backed Securities I Trust Series 2006-IM1, Class A1

4.91% (1 mo. USD Term SOFR + 0.574%) (5)	04/25/36	$112,612	$110,475

Bear Stearns Mortgage Funding Trust Series 2007-AR3, Class 1X (I/O)

0.50% (4)	03/25/37	22,555,819	443,453

C-BASS Mortgage Loan Trust Series 2007-CB2, Class A2B

3.56%	02/25/37	701,061	410,508

C-BASS Mortgage Loan Trust Series 2007-CB2, Class A2C

3.56%	02/25/37	688,801	403,329

C-BASS Mortgage Loan Trust Series 2007-CB3, Class A3

3.30%	03/25/37	1,091,284	375,297

Carrington Mortgage Loan Trust Series 2006-NC4, Class A4

4.69% (1 mo. USD Term SOFR + 0.354%) (5)	10/25/36	1,250,000	1,084,145

Carrington Mortgage Loan Trust Series 2007-RFC1, Class A3

4.59% (1 mo. USD Term SOFR + 0.254%) (5)	12/25/36	773,577	753,609

CFMT LLC Series 2024-NR1, Class A1

6.41% (1)	11/25/29	851,872	851,864

CHL Mortgage Pass-Through Trust Series 2004-HYB4, Class B1

5.60% (7),(9)	09/20/34	61,218	10,111

CHL Mortgage Pass-Through Trust Series 2006-14, Class X (I/O)

0.14% (4),(7)	09/25/36	5,651,651	20,378

CHL Mortgage Pass-Through Trust Series 2006-HYB2, Class 1A1

5.12% (7)	04/20/36	589,444	429,808

CHNGE Mortgage Trust Series 2023-1, Class M1

8.22% (1),(7)	03/25/58	460,000	462,439

CIM Trust Series 2019-R1, Class A

3.25% (1),(7)	10/25/58	581,806	517,572

CIM Trust Series 2021-NR1, Class A1

5.57% (1)	07/25/55	355,763	355,286

CIM Trust Series 2021-NR2, Class A1

5.57% (1)	07/25/59	578,288	577,636

CIM Trust Series 2021-NR3, Class A1

5.57% (1)	06/25/57	138,117	138,022

CIM Trust Series 2021-NR4, Class A1

5.82% (1),(9)	10/25/61	716,731	715,274

CIM Trust Series 2021-R3, Class A1A

1.95% (1),(7)	06/25/57	587,364	534,698

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-Agency (Continued)

CIM Trust Series 2021-R4, Class A1A

2.00% (1),(7)	05/01/61	$636,373	$563,926

CIM Trust Series 2021-R5, Class A1B

2.00% (1),(7)	08/25/61	1,096,000	716,404

CIM Trust Series 2022-NR1, Class A1

5.00% (1)	07/25/62	288,502	285,947

CIM Trust Series 2023-NR1, Class A1

6.00% (1)	06/25/62	815,130	816,779

CIM Trust Series 2023-NR2, Class A1

6.00% (1)	06/25/62	997,815	991,864

Citigroup Mortgage Loan Trust, Inc. Series 2005-11, Class A2A

7.23% (1 yr. CMT + 2.400%) (5)	10/25/35	136,728	135,158

Citigroup Mortgage Loan Trust, Inc. Series 2005-8, Class 1A1A

5.89% (7),(9)	10/25/35	308,131	245,410

CitiMortgage Alternative Loan Trust Series 2006-A3, Class 1A7

6.00% (9)	07/25/36	505,343	454,625

CitiMortgage Alternative Loan Trust Series 2006-A5, Class 1A8

6.00% (9)	10/25/36	446,264	373,199

Conseco Finance Securitizations Corp. Series 1999-6, Class A1

7.36% (1),(7)	06/01/30	1,193,082	347,992

Countrywide Alternative Loan Trust Series 2005-46CB, Class A20 (TAC)

5.50% (9)	10/25/35	484,234	337,316

Countrywide Alternative Loan Trust Series 2006-8T1, Class 1A2 (I/O)

1.05% (-1 mo. USD Term SOFR + 5.386%) (4),(5)	04/25/36	4,660,693	360,279

Countrywide Asset-Backed Certificates Trust Series 2007-13, Class 2A1

5.35% (1 mo. USD Term SOFR + 1.014%) (5)	10/25/47	362,737	328,541

Credit Suisse First Boston Mortgage Securities Corp. Series 2005-12, Class 1A1

6.50%	01/25/36	948,049	220,154

Credit-Based Asset Servicing & Securitization LLC Series 2003-CB3, Class AF1

3.38%	12/25/32	239,372	229,528

Credit-Based Asset Servicing & Securitization LLC Series 2006-CB2, Class AF2

3.01%	12/25/36	1,713,438	1,369,266

Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2006-AR6, Class A6

4.83% (1 mo. USD Term SOFR + 0.494%) (5)	02/25/37	253,151	215,633

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

December 31, 2024

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-Agency (Continued)

Deutsche Alt-B Securities, Inc. Mortgage Loan Trust Series 2006-AB2, Class A2

4.72% (7),(9)	06/25/36	$789,820	$704,096

DSLA Mortgage Loan Trust Series 2006-AR2, Class 2A1A

4.68% (1 mo. USD Term SOFR + 0.314%) (5)	10/19/36	316,625	189,752

Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2019-R06, Class 2B1

8.43% (30 day USD SOFR Average + 3.864%) (1),(5)	09/25/39	600,485	623,062

Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2019-R07, Class 1B1

8.08% (30 day USD SOFR Average + 3.514%) 1),(5)	10/25/39	888,738	920,833

First Franklin Mortgage Loan Trust Series 2006-FF13, Class A2C

4.77% (1 mo. USD Term SOFR + 0.434%) (5)	10/25/36	550,226	359,430

First Horizon Alternative Mortgage Securities Trust Series 2005-AA10, Class 2A1

5.49% (7),(9)	12/25/35	130,353	99,381

Fremont Home Loan Trust Series 2005-A, Class M4

5.47% (1 mo. USD Term SOFR + 1.134%) (5)	01/25/35	1,432,275	1,265,043

GCAT Trust Series 2021-NQM6, Class A1

1.86% (1),(7)	08/25/66	988,699	882,906

GreenPoint Manufactured Housing Series 2000-1, Class A4

8.14% (7)	03/20/30	369,699	229,290

GSAA Home Equity Trust Series 2006-13, Class AF6

6.54%	07/25/36	1,085,405	312,827

GSAMP Trust Series 2007-NC1, Class A2C

4.75% (1 mo. USD Term SOFR + 0.414%) (5)	12/25/46	2,155,181	1,049,216

GSC Capital Corp. Mortgage Trust Series 2006-2, Class A1

4.81% (1 mo. USD Term SOFR + 0.474%) (5)	05/25/36	149,343	140,984

GSR Mortgage Loan Trust Series 2005-AR3, Class 6A1

4.48% (7)	05/25/35	120,313	90,262

HSI Asset Loan Obligation Trust Series 2007-2, Class 2A12

6.00%	09/25/37	272,946	203,263

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-Agency (Continued)

IndyMac INDX Mortgage Loan Trust Series 2004-AR6, Class 5A1

5.51% (7)	10/25/34	$216,885	$206,902

IndyMac INDX Mortgage Loan Trust Series 2005-AR19, Class A1

3.84% (7)	10/25/35	362,353	289,692

IndyMac INDX Mortgage Loan Trust Series 2006-AR13, Class A4X (I/O)

0.00% (4),(8)	07/25/36	164,591	—

IndyMac INDX Mortgage Loan Trust Series 2006-AR9, Class 1A1

4.28% (7),(9)	06/25/36	415,126	223,818

IndyMac INDX Mortgage Loan Trust Series 2007-AR5, Class 2A1

3.43% (7)	05/25/37	542,332	428,216

IndyMac INDX Mortgage Loan Trust Series 2007-FLX2, Class A1C

4.83% (1 mo. USD Term SOFR + 0.494%) (5)	04/25/37	1,178,646	1,018,487

JPMorgan Alternative Loan Trust Series 2006-A2, Class 5A1

4.45% (7)	05/25/36	325,782	184,052

JPMorgan Mortgage Acquisition Trust Series 2006-WF1, Class A5

6.91%	07/25/36	1,812,801	489,378

JPMorgan Mortgage Trust Series 2004-A6, Class 5A1

5.47% (7)	12/25/34	147,463	144,779

JPMorgan Mortgage Trust Series 2007-S2, Class 1A1

5.00%	06/25/37	146,910	46,282

JPMorgan Resecuritization Trust Series 2015-4, Class 2A2

3.66% (1),(7)	06/26/47	2,913,720	1,198,077

Lehman Mortgage Trust Series 2006-7, Class 2A5 (I/O) (I/F)

2.10% (-1 mo. USD Term SOFR + 6.436%) (4),(5)	11/25/36	2,862,173	244,658

Lehman XS Trust Series 2006-10N, Class 1A3A

4.87% (1 mo. USD Term SOFR + 0.534%) (5)	07/25/46	351,739	313,323

Lehman XS Trust Series 2006-12N, Class A31A

4.85% (1 mo. USD Term SOFR + 0.514%) (5),(9)	08/25/46	438,572	433,583

Long Beach Mortgage Loan Trust Series 2004-4, Class M1

5.35% (1 mo. USD Term SOFR + 1.014%) (5)	10/25/34	271,986	260,019

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-Agency (Continued)

MASTR Alternative Loan Trust Series 2006-2, Class 2A2 (I/O) (I/F)

2.65% (-1 mo. USD Term SOFR + 6.986%) (4),(5)	03/25/36	$5,879,196	$313,691

MASTR Alternative Loan Trust Series 2007-HF1, Class 4A1

7.00%	10/25/47	1,046,091	414,037

MASTR Asset-Backed Securities Trust Series 2007-HE1, Class A4

5.01% (1 mo. USD Term SOFR + 0.394%) (5)	05/25/37	2,000,000	1,662,607

Merrill Lynch Alternative Note Asset Trust Series 2007-OAR2, Class A2

4.87% (1 mo. USD Term SOFR + 0.534%) (5)	04/25/37	488,332	400,540

Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-3, Class A2B

4.71% (1 mo. USD Term SOFR + 0.374%) (5)	06/25/37	262,159	258,419

Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-3, Class A2C

4.81% (1 mo. USD Term SOFR + 0.474%) (5)	06/25/37	376,708	372,434

Merrill Lynch Mortgage Investors Trust Series 2006-RM2, Class A1A

4.82% (1 mo. USD Term SOFR + 0.484%) (5)	05/25/37	3,773,586	1,046,202

Merrill Lynch Mortgage-Backed Securities Trust Series 2007-2, Class 1A1

6.74% (1 yr. CMT + 2.400%) (5),(9)	08/25/36	80,725	68,011

New Residential Mortgage Loan Trust Series 2022-NQM2, Class A2

3.70% (1),(7)	03/27/62	930,000	728,046

Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2006-AR1, Class 1A

4.24% (7)	02/25/36	105,301	70,712

Oakwood Mortgage Investors, Inc. Series 1999-E, Class A1

7.61% (7)	03/15/30	474,008	226,410

Oakwood Mortgage Investors, Inc. Series 2000-A, Class A4

8.15% (7)	09/15/29	1,717,630	274,243

Oakwood Mortgage Investors, Inc. Series 2000-D, Class A4

7.40% (7)	07/15/30	681,680	109,509

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-Agency (Continued)

Oakwood Mortgage Investors, Inc. Series 2001-C, Class A3

6.61% (7)	06/15/31	$1,671,028	$131,106

Oakwood Mortgage Investors, Inc. Series 2001-D, Class A3

5.90% (7),(11),(12)	09/15/22	495,216	201,605

PMT Loan Trust Series 2024-INV1, Class A29

6.00% (1),(7)	10/25/59	739,369	735,158

PRET LLC Series 2022-RN2, Class A2

6.50% (1)	06/25/52	1,255,000	1,246,588

PRET LLC Series 2024-NPL3, Class A1

7.52% (1)	04/27/54	704,437	712,338

PRPM LLC Series 2021-11, Class A1

5.49% (1)	11/25/26	285,833	286,132

PRPM LLC Series 2021-4, Class A1

4.87% (1)	04/25/26	994,988	993,556

PRPM LLC Series 2021-8, Class A1

4.74% (1),(7)	09/25/26	518,048	515,904

PRPM LLC Series 2022-1, Class A2

6.29% (1)	02/25/27	1,000,000	996,799

PRPM LLC Series 2022-3, Class A1

5.56% (1)	06/25/27	1,058,248	1,057,400

PRPM LLC Series 2022-4, Class A2

5.00% (1)	08/25/27	1,080,000	1,060,827

PRPM LLC Series 2024-RPL2, Class M1

3.50% (1)	05/25/54	900,000	800,392

RALI Trust Series 2005-QA8, Class CB21

5.45% (7),(9)	07/25/35	278,097	147,700

RALI Trust Series 2006-QS1, Class A3 (PAC)

5.75% (9)	01/25/36	190,425	145,723

RALI Trust Series 2006-QS13, Class 1A2 (I/O) (I/F)

2.71% (-1 mo. USD Term SOFR + 7.046%) (4),(5)	09/25/36	1,839,516	168,999

RALI Trust Series 2006-QS6, Class 1AV (I/O)

0.77% (4),(7)	06/25/36	2,355,646	47,321

RALI Trust Series 2006-QS7, Class A2

6.00% (9)	06/25/36	243,375	187,798

RALI Trust Series 2006-QS8, Class A3

6.00% (9)	08/25/36	441,817	361,616

RALI Trust Series 2007-QS2, Class AV (I/O)

0.30% (4),(7)	01/25/37	5,283,251	49,650

RALI Trust Series 2007-QS3, Class AV (I/O)

0.36% (4),(7)	02/25/37	6,408,371	79,709

RALI Trust Series 2007-QS6, Class A62 (TAC)

5.50% (9)	04/25/37	142,534	111,254

RCKT Mortgage Trust Series 2024-CES6, Class A3

5.99% (1)	09/25/44	800,000	797,262

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

December 31, 2024

Issues	Maturity Date	Principal Amount		Value

Residential Mortgage-backed Securities — Non-Agency (Continued)

Residential Asset Securitization Trust Series 2005-A15, Class 4A1

6.00%	02/25/36		$931,843	$275,812

Residential Asset Securitization Trust Series 2007-A5, Class AX (I/O)

6.00% (4)	05/25/37		1,105,464	177,594

RFMSI Trust Series 2006-S9, Class AV (I/O)

0.35% (4),(7)	09/25/36		15,075,951	153,870

Saxon Asset Securities Trust Series 2007-3, Class 2A4

4.94% (1 mo. USD Term SOFR + 0.604%) (5)	09/25/47		1,326,000	1,137,534

Securitized Asset-Backed Receivables LLC Trust Series 2006-CB1, Class AF2

2.83%	01/25/36		902,287	741,224

Securitized Asset-Backed Receivables LLC Trust Series 2007-NC2, Class A2C

4.89% (1 mo. USD Term SOFR + 0.554%) (5)	01/25/37		1,494,000	995,223

Shamrock Residential DAC Series 2024-1A, Class C

5.09% (1 mo. EUR EURIBOR + 2.200%) (1),(5)	12/24/78	EUR	575,000	588,955

Structured Adjustable Rate Mortgage Loan Trust Series 2005-20, Class 1A1

6.71% (7),(9)	10/25/35		80,826	73,919

Structured Asset Mortgage Investments II Trust Series 2006-AR4, Class 5A1

4.81% (1 mo. USD Term SOFR + 0.474%) (5)	06/25/36		514,325	416,921

Verus Securitization Trust Series 2023-4, Class A1

5.81% (1)	05/25/68		857,252	860,131

Verus Securitization Trust Series 2023-7, Class B1

7.90% (1),(7)	10/25/68		650,000	652,242

VOLT CIII LLC Series 2021-CF1, Class A1

4.99% (1)	08/25/51		548,460	548,280

VOLT XCIX LLC Series 2021-NPL8, Class A1

5.12% (1)	04/25/51		497,598	498,143

WaMu Asset-Backed Certificates WaMu Trust Series 2007-HE1, Class 2A3

4.75% (1 mo. USD Term SOFR + 0.414%) (5)	01/25/37		1,455,674	657,544

Wells Fargo Alternative Loan Trust Series 2007-PA2, Class 2A2 (I/O) (I/F)

1.62% (-1 mo. USD Term SOFR + 5.956%) (4),(5)	06/25/37		1,188,744	102,949

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-Agency (Continued)

Wells Fargo Mortgage-Backed Securities Trust Series 2007-AR3, Class A4

6.30% (7),(9)	04/25/37	$73,496	$64,260

Total Residential Mortgage-backed Securities — Non-Agency

(Cost: $69,482,802)			58,912,008

Total Mortgage-backed Securities

(Cost: $160,263,024)			141,987,629

CORPORATE BONDS — 20.7%

Aerospace & Defense — 1.2%

Boeing Co.

5.81%	05/01/50	255,000	237,040

6.53%	05/01/34	25,000	26,212

General Electric Co.

5.27% (3 mo. USD Term SOFR + 0.742%) (5)	08/15/36	2,400,000	2,264,472

TransDigm, Inc.

6.75% (1)	08/15/28	350,000	353,661

			2,881,385

Agriculture — 0.1%

Imperial Brands Finance PLC (United Kingdom)

6.13% (1)	07/27/27	125,000	128,374

Airlines — 0.2%

JetBlue Pass-Through Trust Series 2020-1, Class A

4.00%	05/15/34	590,602	554,351

Banks — 4.4%

Bank of America Corp.

1.32% (1 day USD SOFR + 1.150%) (5)	06/19/26	305,000	300,062

1.66% (1 day USD SOFR + 0.910%) (5)	03/11/27	460,000	443,348

1.92% (1 day USD SOFR + 1.370%) (5)	10/24/31	790,000	660,243

2.30% (1 day USD SOFR + 1.220%) (5)	07/21/32	145,000	120,992

2.55% (1 day USD SOFR + 1.050%) (5)	02/04/28	120,000	114,428

3.42% (3 mo. USD Term SOFR + 1.302%) (5)	12/20/28	395,000	378,856

4.38% (5 yr. CMT + 2.760%) (5),(13)	01/27/27	140,000	135,185

Citigroup, Inc.

2.52% (1 day USD SOFR + 1.177%) (5)	11/03/32	515,000	429,871

2.98% (1 day USD SOFR + 1.422%) (5)	11/05/30	145,000	130,935

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Banks (Continued)

Goldman Sachs Group, Inc.

1.09% (1 day USD SOFR + 0.789%) (5)	12/09/26	$1,275,000	$1,230,808

1.54% (1 day USD SOFR + 0.818%) (5)	09/10/27	1,350,000	1,277,262

HSBC Holdings PLC (United Kingdom)

2.10% (1 day USD SOFR + 1.929%) (5)	06/04/26	430,000	424,879

2.36% (1 day USD SOFR + 1.947%) (5)	08/18/31	130,000	110,695

JPMorgan Chase & Co.

1.04% (3 mo. USD Term SOFR + 0.695%) (5)	02/04/27	1,245,000	1,196,009

1.05% (1 day USD SOFR + 0.800%) (5)	11/19/26	75,000	72,606

1.58% (1 day USD SOFR + 0.885%) (5)	04/22/27	425,000	408,153

2.07% (1 day USD SOFR + 1.015%) (5)	06/01/29	660,000	599,966

Morgan Stanley

2.19% (1 day USD SOFR + 1.990%) (5)	04/28/26	55,000	54,512

2.24% (1 day USD SOFR + 1.178%) (5)	07/21/32	410,000	339,993

2.51% (1 day USD SOFR + 1.200%) (5)	10/20/32	180,000	151,018

PNC Financial Services Group, Inc.

5.68% (1 day USD SOFR + 1.902%) (5)	01/22/35	75,000	75,905

6.88% (1 day USD SOFR + 2.284%) (5)	10/20/34	75,000	81,923

Santander U.K. Group Holdings PLC (United Kingdom)

1.67% (1 day USD SOFR + 0.989%) (5)	06/14/27	55,000	52,346

U.S. Bancorp

3.70% (5 yr. CMT + 2.541%) (5),(13)	01/15/27	130,000	123,252

4.84% (1 day USD SOFR + 1.600%) (5)	02/01/34	110,000	105,313

5.68% (1 day USD SOFR + 1.860%) (5)	01/23/35	80,000	80,786

5.85% (1 day USD SOFR + 2.090%) (5)	10/21/33	5,000	5,119

Wells Fargo & Co.

2.39% (1 day USD SOFR + 2.100%) (5)	06/02/28	955,000	899,820

2.57% (3 mo. USD Term SOFR + 1.262%) (5)	02/11/31	200,000	176,592

3.35% (1 day USD SOFR + 1.500%) (5)	03/02/33	545,000	478,210

			10,659,087

Issues	Maturity Date	Principal Amount		Value

Beverages — 0.3%

Anheuser-Busch InBev SA (Belgium)

3.95% (6)	03/22/44	EUR	225,000	$237,503

Bacardi Ltd.

5.30% (1)	05/15/48		$205,000	184,252

Pernod Ricard SA (France)

3.63% (6)	05/07/34	EUR	100,000	104,250

Triton Water Holdings, Inc.

6.25% (1)	04/01/29		125,000	124,166

				650,171

Biotechnology — 0.0%

Amgen, Inc.

5.65%	03/02/53		60,000	57,932

Chemicals — 0.3%

International Flavors & Fragrances, Inc.

2.30% (1)	11/01/30		725,000	616,062

3.27% (1)	11/15/40		15,000	10,706

3.47% (1)	12/01/50		40,000	26,288

4.38%	06/01/47		60,000	46,996

				700,052

Commercial Services — 0.4%

Adtalem Global Education, Inc.

5.50% (1)	03/01/28		294,000	288,049

Allied Universal Holdco LLC

7.88% (1)	02/15/31		125,000	127,975

Hertz Corp.

4.63% (1)	12/01/26		25,000	21,069

Raven Acquisition Holdings LLC

6.88% (1)	11/15/31		175,000	173,539

Valvoline, Inc.

3.63% (1)	06/15/31		150,000	128,061

VT Topco, Inc.

8.50% (1)	08/15/30		120,000	127,229

				865,922

Computers — 0.0%

NCR Voyix Corp.

5.13% (1)	04/15/29		63,000	60,343

Cosmetics/Personal Care — 0.3%

Edgewell Personal Care Co.

5.50% (1)	06/01/28		133,000	130,287

Prestige Brands, Inc.

3.75% (1)	04/01/31		595,000	523,582

				653,869

Diversified Financial Services — 0.8%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)

3.88%	01/23/28		130,000	125,905

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

December 31, 2024

Issues	Maturity Date	Principal Amount		Value

Diversified Financial Services (Continued)

Air Lease Corp.

3.63%	12/01/27		$120,000	$116,005

American Express Co.

3.55% (5 yr. CMT + 2.854%) (5),(13)	09/15/26		145,000	138,842

Avolon Holdings Funding Ltd. (Ireland)

2.53% (1)	11/18/27		406,000	376,614

2.88% (1)	02/15/25		305,000	304,091

Charles Schwab Corp.

5.00% (5 yr. CMT + 3.256%) (5),(13)	06/01/27		135,000	131,385

GGAM Finance Ltd. (Ireland)

8.00% (1)	06/15/28		117,000	122,911

8.00% (1)	02/15/27		115,000	118,734

Jane Street Group/JSG Finance, Inc.

4.50% (1)	11/15/29		315,000	294,601

7.13% (1)	04/30/31		96,000	98,820

				1,827,908

Electric — 1.2%

Alliant Energy Finance LLC

3.60% (1)	03/01/32		535,000	475,749

Alpha Generation LLC

6.75% (1)	10/15/32		150,000	148,428

Arizona Public Service Co.

3.35%	05/15/50		1,000,000	677,570

Duke Energy Corp.

3.75%	04/01/31	EUR	300,000	315,959

3.85%	06/15/34	EUR	330,000	342,449

Elia Group SA (Belgium)

3.88% (6)	06/11/31	EUR	100,000	104,767

Elia Transmission Belgium SA

3.75% (6)	01/16/36	EUR	100,000	105,298

Eurogrid GmbH (Germany)

1.11% (6)	05/15/32	EUR	100,000	88,893

MVM Energetika Zrt (Hungary)

6.50% (6)	03/13/31		200,000	201,568

National Grid Electricity Transmission PLC (United Kingdom)

0.82% (6)	07/07/32	EUR	140,000	121,662

Pike Corp.

8.63% (1)	01/31/31		$230,000	243,055

TenneT Holding BV (Netherlands)

4.50% (6)	10/28/34	EUR	100,000	112,567

				2,937,965

Engineering & Construction — 0.1%

Artera Services LLC

8.50% (1)	02/15/31		225,000	218,867

Issues	Maturity Date	Principal Amount		Value

Entertainment — 0.8%

Banijay Entertainment SAS (France)

8.13% (1)	05/01/29		$200,000	$207,514

Everi Holdings, Inc.

5.00% (1)	07/15/29		275,000	275,212

Penn Entertainment, Inc.

5.63% (1)	01/15/27		165,000	162,581

WarnerMedia Holdings, Inc.

4.28%	03/15/32		285,000	251,279

5.05%	03/15/42		480,000	385,488

5.14%	03/15/52		921,000	686,605

				1,968,679

Environmental Control — 0.0%

Waste Pro USA, Inc.

5.50% (1)	02/15/26		55,000	54,960

Food — 0.7%

ELO SACA (France)

6.00% (6)	03/22/29	EUR	200,000	176,716

H-Food Holdings LLC/Hearthside Finance Co., Inc.

8.50% (1),(12)	06/01/26		244,000	7,620

JBS USA Holding Lux SARL/JBS USA Food Co./JBS Lux Co. SARL

3.75%	12/01/31		$540,000	480,665

5.50%	01/15/30		25,000	24,994

6.50%	12/01/52		337,000	341,472

Kraft Heinz Foods Co.

6.38%	07/15/28		210,000	219,752

Mondelez International, Inc.

0.75%	03/17/33	EUR	100,000	84,466

Post Holdings, Inc.

4.63% (1)	04/15/30		$270,000	249,351

				1,585,036

Gas — 0.4%

AmeriGas Partners LP/AmeriGas Finance Corp.

5.88%	08/20/26		50,000	48,365

9.38% (1)	06/01/28		65,000	62,658

National Gas Transmission PLC (United Kingdom)

4.25% (6)	04/05/30	EUR	215,000	231,538

Southern Co. Gas Capital Corp.

3.88%	11/15/25		$640,000	634,624

				977,185

Health Care-Products — 0.1%

Bausch & Lomb Corp.

8.38% (1)	10/01/28		70,000	73,248

Medtronic Global Holdings SCA

3.38%	10/15/34	EUR	115,000	119,610

Sotera Health Holdings LLC

7.38% (1)	06/01/31		120,000	121,608

				314,466

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount		Value

Health Care-Services — 0.8%

Centene Corp.

3.00%	10/15/30		$248,000	$214,158

Elevance Health, Inc.

5.20%	02/15/35		110,000	107,536

HAH Group Holding Co. LLC

9.75% (1)	10/01/31		125,000	125,289

HCA, Inc.

5.63%	09/01/28		100,000	101,352

7.05%	12/01/27		235,000	247,319

HealthEquity, Inc.

4.50% (1)	10/01/29		265,000	248,628

Kedrion SpA (Italy)

6.50% (1)	09/01/29		335,000	315,480

Lonza Finance International NV (Switzerland)

3.88% (6)	04/24/36	EUR	110,000	116,929

ModivCare, Inc.

5.00% (1)	10/01/29		$512,000	303,114

Prime Healthcare Services, Inc.

9.38% (1)	09/01/29		200,000	194,916

				1,974,721

Household Products/Wares — 0.2%

Central Garden & Pet Co.

4.13%	10/15/30		24,000	21,577

4.13% (1)	04/30/31		100,000	88,681

Spectrum Brands, Inc.

3.88% (1)	03/15/31		435,000	375,026

				485,284

Insurance — 0.4%

Athene Global Funding

1.61% (1)	06/29/26		240,000	228,650

3.21% (1)	03/08/27		135,000	129,184

Farmers Exchange Capital

7.05% (1)	07/15/28		500,000	518,875

Farmers Insurance Exchange

4.75% (3 mo. USD LIBOR + 3.231%) (1),(5)	11/01/57		5,000	4,054

				880,763

Internet — 0.4%

Netflix, Inc.

5.88%	02/15/25		485,000	485,611

Uber Technologies, Inc.

4.30%	01/15/30		505,000	489,002

				974,613

Investment Companies — 0.2%

Icahn Enterprises LP/Icahn Enterprises Finance Corp.

9.00%	06/15/30		299,000	287,710

9.75%	01/15/29		70,000	70,256

Issues	Maturity Date	Principal Amount	Value

Investment Companies (Continued)

10.00% (1)	11/15/29	$74,000	$74,244

Saks Global Enterprises LLC

11.00% (1)	12/15/29	50,000	48,201

			480,411

Iron & Steel — 0.1%

ATI, Inc.

7.25%	08/15/30	121,000	124,647

Machinery-Diversified — 0.2%

OT Merger Corp.

7.88% (1)	10/15/29	575,000	254,058

TK Elevator U.S. Newco, Inc. (Germany)

5.25% (1)	07/15/27	255,000	249,946

			504,004

Media — 1.2%

CCO Holdings LLC/CCO Holdings Capital Corp.

4.25% (1)	02/01/31	5,000	4,362

4.50% (1)	08/15/30	197,000	176,961

4.75% (1)	03/01/30	90,000	82,264

Charter Communications Operating LLC/Charter Communications Operating Capital

2.30%	02/01/32	165,000	130,843

3.70%	04/01/51	598,000	375,825

3.90%	06/01/52	243,000	156,820

4.80%	03/01/50	65,000	48,971

5.38%	05/01/47	125,000	102,430

5.75%	04/01/48	220,000	188,833

6.65%	02/01/34	170,000	175,151

CSC Holdings LLC

5.38% (1)	02/01/28	15,000	12,955

5.75% (1)	01/15/30	45,000	25,641

6.50% (1)	02/01/29	409,000	344,439

7.50% (1)	04/01/28	50,000	34,352

11.25% (1)	05/15/28	18,000	17,762

11.75% (1)	01/31/29	167,000	165,171

Sirius XM Radio LLC

3.88% (1)	09/01/31	200,000	167,660

Time Warner Cable LLC

5.50%	09/01/41	285,000	242,504

VZ Secured Financing BV (Netherlands)

5.00% (1)	01/15/32	615,000	545,339

			2,998,283

Metal Fabricate & Hardware — 0.1%

Advanced Drainage Systems, Inc.

6.38% (1)	06/15/30	125,000	125,163

Oil & Gas — 0.2%

KazMunayGas National Co. JSC (Kazakhstan)

3.50% (6)	04/14/33	200,000	165,728

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

December 31, 2024

Issues	Maturity Date	Principal Amount		Value

Oil & Gas (Continued)

Petroleos Mexicanos

6.35%	02/12/48		$34,000	$22,326

Sunoco LP/Sunoco Finance Corp.

4.50%	05/15/29		283,000	266,354

				454,408

Oil & Gas Services — 0.1%

Archrock Partners LP/Archrock Partners Finance Corp.

6.63% (1)	09/01/32		250,000	250,502

USA Compression Partners LP/USA Compression Finance Corp.

7.13% (1)	03/15/29		125,000	127,253

				377,755

Packaging & Containers — 0.6%

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.

4.13% (1)	08/15/26		85,000	74,078

5.25% (1)	08/15/27		280,000	160,087

5.25% (1)	08/15/27		70,000	39,980

Berry Global, Inc.

1.57%	01/15/26		323,000	311,870

1.65%	01/15/27		149,000	139,568

4.88% (1)	07/15/26		40,000	39,906

5.50%	04/15/28		95,000	95,918

5.65% (1)	01/15/34		30,000	30,157

Clearwater Paper Corp.

4.75% (1)	08/15/28		125,000	118,146

Graphic Packaging International LLC

4.75% (1)	07/15/27		130,000	127,183

Trivium Packaging Finance BV (Netherlands)

5.50% (1)	08/15/26		250,000	246,995

				1,383,888

Pharmaceuticals — 1.2%

1375209 BC Ltd. (Canada)

9.00% (1)	01/30/28		380,000	379,582

Bayer U.S. Finance II LLC (Germany)

4.63% (1)	06/25/38		515,000	430,391

4.88% (1)	06/25/48		285,000	222,821

6.50% (1)	11/21/33		360,000	366,268

CVS Health Corp.

4.78%	03/25/38		50,000	43,254

5.05%	03/25/48		190,000	156,986

5.30%	06/01/33		136,000	130,493

6.75% (5 yr. CMT + 2.516%) (5)	12/10/54		375,000	368,639

Grifols SA (Spain)

4.75% (1)	10/15/28	EUR	259,000	238,288

7.50% (6)	05/01/30		203,000	220,532

Issues	Maturity Date	Principal Amount		Value

Pharmaceuticals (Continued)

Option Care Health, Inc.

4.38% (1)	10/31/29		$275,000	$254,290

				2,811,544

Pipelines — 0.7%

Energy Transfer LP

6.63% (3 mo. USD LIBOR + 4.155%) (5),(13)	02/15/28		634,000	624,604

Global Partners LP/GLP Finance Corp.

6.88%	01/15/29	EUR	275,000	273,347

NGL Energy Operating LLC/NGL Energy Finance Corp.

8.38% (1)	02/15/32		$95,000	95,785

TransMontaigne Partners LP/TLP Finance Corp.

6.13%	02/15/26		265,000	263,535

Venture Global Calcasieu Pass LLC

3.88% (1)	08/15/29		93,000	85,571

Venture Global LNG, Inc.

7.00% (1)	01/15/30		111,000	112,787

9.88% (1)	02/01/32		124,000	136,350

				1,591,979

Real Estate — 0.3%

Add Hero Holdings Ltd. (Hong Kong)

8.50% (4),(14)	09/30/29		67,261	6,005

9.00% (4),(15)	09/30/30		51,987	1,862

9.80% (4),(16)	09/30/31		68,103	2,114

Annington Funding PLC (United Kingdom)

2.92% (6)	10/06/51	GBP	435,000	369,131

Blackstone Property Partners Europe Holdings SARL (Luxembourg)

1.00% (6)	05/04/28	EUR	150,000	143,039

China Aoyuan Group Ltd.

0.00% (4),(8),(13)	12/31/99		$98,370	953

5.50% (4),(17)	09/30/31		38,087	723

Greystar Real Estate Partners LLC

7.75% (1)	09/01/30		125,000	132,188

Sunac China Holdings Ltd.

6.00% (1),(2),(4),(18)	09/30/26		18,657	2,677

6.25% (1),(2),(4),(19)	09/30/27		18,702	2,646

6.50% (1),(2),(4),(20)	09/30/27		37,496	5,025

6.75% (1),(2),(4),(21)	09/30/28		56,381	7,217

7.00% (1),(2),(4),(22)	09/30/29		56,516	6,731

7.25% (1),(2),(4),(23)	09/30/30		26,616	3,068

Vonovia SE (Germany)

0.75% (6)	09/01/32	EUR	100,000	83,758

Zhenro Properties Group Ltd. (China)

6.63% (4),(6),(12)	01/07/26		$200,000	2,312

				769,449

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount		Value

REIT — 1.3%

American Assets Trust LP

3.38%	02/01/31		$275,000	$239,863

American Homes 4 Rent LP

4.30%	04/15/52		315,000	246,169

Digital Intrepid Holding BV

0.63% (6)	07/15/31	EUR	365,000	315,927

Extra Space Storage LP

2.40%	10/15/31		$56,000	46,595

GLP Capital LP/GLP Financing II, Inc.

5.30%	01/15/29		55,000	54,650

5.75%	06/01/28		345,000	348,250

Healthcare Realty Holdings LP

3.10%	02/15/30		130,000	116,731

Hudson Pacific Properties LP

3.25%	01/15/30		110,000	74,994

3.95%	11/01/27		318,000	276,387

4.65%	04/01/29		20,000	15,076

5.95%	02/15/28		5,000	4,273

Invitation Homes Operating Partnership LP

2.00%	08/15/31		95,000	77,241

2.70%	01/15/34		85,000	67,884

5.50%	08/15/33		40,000	39,803

Iron Mountain Information Management Services, Inc.

5.00% (1)	07/15/32		420,000	387,681

LXP Industrial Trust

2.70%	09/15/30		275,000	237,985

Prologis Euro Finance LLC

4.63%	05/23/33	EUR	105,000	117,397

Realty Income Corp.

5.13%	07/06/34	EUR	220,000	251,382

VICI Properties LP/VICI Note Co., Inc.

3.88% (1)	02/15/29		$50,000	47,155

4.13% (1)	08/15/30		7,000	6,510

4.50% (1)	01/15/28		33,000	32,247

4.63% (1)	06/15/25		20,000	19,940

				3,024,140

Retail — 0.4%

Ferrellgas LP/Ferrellgas Finance Corp.

5.38% (1)	04/01/26		125,000	123,356

5.88% (1)	04/01/29		315,000	288,386

Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.

6.75% (1)	01/15/30		85,000	78,471

FirstCash, Inc.

5.63% (1)	01/01/30		280,000	270,191

Michaels Cos., Inc.

5.25% (1)	05/01/28		76,000	57,473

7.88% (1)	05/01/29		235,000	142,993

Issues	Maturity Date	Principal Amount		Value

Retail (Continued)

Papa John’s International, Inc.

3.88% (1)	09/15/29		$135,000	$121,115

				1,081,985

Software — 0.3%

Helios Software Holdings, Inc./ION Corporate Solutions Finance SARL

8.75% (1)	05/01/29		95,000	97,423

Open Text Corp. (Canada)

6.90% (1)	12/01/27		580,000	599,233

RingCentral, Inc.

8.50% (1)	08/15/30		115,000	121,931

				818,587

Telecommunications — 0.7%

Altice France SA

8.13% (1)	02/01/27		135,000	109,716

Consolidated Communications, Inc.

6.50% (1)	10/01/28		105,000	101,257

EchoStar Corp.

10.75%	11/30/29		50,000	53,817

Frontier Communications Holdings LLC

5.88% (1)	10/15/27		535,000	533,668

Global Switch Finance BV (United Kingdom)

1.38% (6)	10/07/30		315,000	306,817

SES GLOBAL Americas Holdings, Inc. (Luxembourg)

5.30% (1)	03/25/44		675,000	493,783

				1,599,058

Water — 0.0%

Suez SACA (France)

2.88% (6)	05/24/34	EUR	100,000	97,539

Total Corporate Bonds

(Cost: $51,649,134)				49,654,773

MUNICIPAL BONDS — 0.4%

New York State Dormitory Authority, Revenue Bond

5.29%	03/15/33		$1,000,000	993,029

Total Municipal Bonds

(Cost: $1,107,442)				993,029

FOREIGN GOVERNMENT BONDS — 0.3%

Brazil Government International Bonds

6.13%	03/15/34		200,000	186,826

Colombia Government International Bonds

3.00%	01/30/30		50,000	41,728

8.00%	04/20/33		200,000	204,872

Guatemala Government Bonds

3.70% (6)	10/07/33		200,000	162,136

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

December 31, 2024

Issues	Maturity Date	Principal Amount		Value

FOREIGN GOVERNMENT BONDS (Continued)

Panama Government International Bonds

6.40%	02/14/35		$200,000	$181,668

Total Foreign Government Bonds

(Cost: $807,511)				777,230

U.S. TREASURY SECURITIES — 8.6%

U.S. Treasury Notes

4.13%	11/30/29		2,885,000	2,853,445

4.38%	12/31/29		17,770,000	17,763,753

Total U.S. Treasury Securities

(Cost: $20,615,506)				20,617,198

Total Fixed Income Securities

(Cost: $278,150,453)				254,294,848

CONVERTIBLE SECURITIES — 0.1%

CONVERTIBLE CORPORATE BONDS — 0.1%

Commercial Services — 0.1%

Worldline SA (France)

0.00% (8),(6)	07/30/25	EUR	53,748	64,699

Worldline SA (France)

0.00% (8),(6)	07/30/26	EUR	206,400	205,721

Total Commercial Services

(Cost: $263,114)				270,420

Real Estate — 0.0%

China Aoyuan Group Ltd.

0.00% (4),(8)	09/30/28		$8,791	143

Sunac China Holdings Ltd.

1.00% (1),(2),(4),(17)	09/30/32		21,957	2,516

Total Real Estate

(Cost: $20,441)				2,659

Total Convertible Corporate Bonds

(Cost: $283,555)				273,079

Total Convertible Securities

(Cost: $283,555)				273,079

		Shares

COMMON STOCK — 3.6%

Agriculture — 0.5%

Altria Group, Inc.			12,670	662,514

British American Tobacco PLC (SP ADR) (United Kingdom)			15,706	570,442

				1,232,956

Pipelines — 1.1%

Energy Transfer LP			103,400	2,025,606

Enterprise Products Partners LP			21,772	682,770

				2,708,376

Issues	Shares	Value

Real Estate — 0.0%

China Aoyuan Group Ltd. (24)	24,593	$690

REIT — 1.3%

AGNC Investment Corp.	144,641	1,332,144

Annaly Capital Management, Inc.	41,441	758,370

Redwood Trust, Inc.	61,963	404,619

Rithm Capital Corp.	55,339	599,321

		3,094,454

Telecommunications — 0.7%

AT&T, Inc.	29,505	671,829

Intelsat SA (4),(24)	11,093	337,643

Verizon Communications, Inc.	15,224	608,808

		1,618,280

Total Common Stock

(Cost: $9,098,418)		8,654,756

MONEY MARKET INVESTMENTS — 8.3%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 4.43% (25)	1,444,782	1,444,782

TCW Central Cash Fund, 4.40% (25),(26)	18,464,022	18,464,022

Total Money Market Investments

(Cost: $19,908,804)		19,908,804

Total Investments (117.8%)

(Cost: $307,441,230)		283,131,487

Liabilities In Excess Of Other Assets (-17.8%)		(42,789,862)

Net Assets (100.0%)		$240,341,625

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Futures Contracts

Number of Contracts	Type	Expiration Date	Notional Contract Value	Value	Net Unrealized Appreciation (Depreciation)
Long Futures
229	2-Year U.S. Treasury Note Futures	03/31/25	$47,094,087	$47,084,547	$(9,540)
236	5-Year U.S. Treasury Note Futures	03/31/25	25,200,317	25,087,906	(112,411)

			$72,294,404	$72,172,453	$(121,951)

Short Futures
227	10-Year U.S. Treasury Note Futures	03/20/25	(25,609,475)	$(25,267,937)	$341,538
1	30-Year Euro-Buxl Future	03/6/25	(146,378)	(137,391)	8,987
4	Euro SCHWATZ Futures	03/6/25	(445,094)	(443,132)	1,962
9	Euro-Bobl Future	03/6/25	(1,113,017)	(1,098,396)	14,621
16	Euro-Bund Future	03/6/25	(2,271,619)	(2,210,834)	60,785
5	Long Gilt Future	03/27/25	(580,051)	(578,671)	1,380
69	U.S. Ultra Long Bond Futures	03/20/25	(8,438,073)	(8,204,531)	233,542

			$(38,603,707)	$(37,940,892)	$662,815

Forward Currency Exchange Contracts

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
BUY (27)
Bank of America N.A.	EUR	117,000	01/17/25	$123,234	$121,221	$(2,013)
Bank of New York	EUR	114,000	01/17/25	120,319	118,113	(2,206)
Citibank N.A.	EUR	93,000	01/17/25	101,797	96,356	(5,441)
Goldman Sachs & Co.	GBP	85,000	01/17/25	107,261	106,441	(820)

				$452,611	$442,131	$(10,480)

SELL (28)
Goldman Sachs & Co.	EUR	1,859,000	01/17/25	$1,979,841	$1,926,075	$53,766
Bank of New York	EUR	108,000	01/17/25	114,147	111,897	2,250
Citibank N.A.	EUR	5,418,000	01/17/25	5,973,667	5,613,486	360,181
Goldman Sachs & Co.	GBP	294,000	01/17/25	373,823	368,161	5,662
Citibank N.A.	GBP	725,000	01/17/25	948,749	907,880	40,869

				$9,390,227	$8,927,499	$462,728

Centrally Cleared — Interest Rate Swap Agreements
Notional Amount	Expiration Date	Payment Made by Fund Frequency	Payment Made by Fund	Payment Received by Fund Frequency	Payment Received by Fund	Unrealized Appreciation (Depreciation)	Premium Paid	Value
$1,476,000	12/20/53	Annual	3.520%	Annual	12-Month SOFR	$109,830	$—	$109,830

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

December 31, 2024

Notes to the Schedule of Investments:
ACES	Alternative Credit Enhancement Securities.
CLO	Collateralized Loan Obligation.
I/F	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O	Interest Only Security.
LIBOR	London Interbank Offered Rate.
PAC	Planned Amortization Class.
REMIC	Real Estate Mortgage Investment Conduits.
SOFR	Secured Overnight Financing Rate.
STRIPS	Separate Trading of Registered Interest and Principal Securities.
TAC	Target Amortization Class.
TBA	To Be Announced.
EUR	Euro Currency.
GBP	British Pound.
(1)
Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At December 31, 2024, the value of these securities amounted to $101,217,973 or 42.1% of net assets. These securities are determined to be liquid by the Fund’s investment advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund’s Board of Directors.

(2)	Restricted security (Note 9).
(3)
This security is a residual or equity position that does not have a stated interest rate. This residual or equity position is entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debtholders and fund expenses.

(4)	For fair value measurement disclosure purposes, security is categorized as Level 3. Security is valued using significant unobservable inputs.
(5)	Floating or variable rate security. The interest shown reflects the rate in effect at December 31, 2024.
(6)
Investments issued under Regulation S of the Securities Act of 1933, as amended, may not be offered, sold, or delivered within the United States except under special exemptions. At December 31, 2024, the value of these securities amounted to $6,643,227 or 2.8% of net assets.

(7)
Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(8)	Security is not accruing interest.
(9)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans. Cost basis has been adjusted.
(10)	Security purchased on a forward commitment with an approximate principal amount. The actual principal amount and maturity date will be determined upon settlement when the security is delivered.
(11)	The maturity date of the security has been extended past the date disclosed. The new maturity date is not known as of December 31, 2024.
(12)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued.
(13)	Perpetual maturity.
(14)	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer — 7.50% cash or 8.50% payment-in-kind interest.
(15)	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer — 8.00% cash or 9.00% payment-in-kind interest.
(16)	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer — 8.80% cash or 9.80% payment-in-kind interest.
(17)	Payment in kind.
(18)	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer — 5.00% cash or 6.00% payment-in-kind interest.
(19)	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer — 5.25% cash or 6.25% payment-in-kind interest.
(20)	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer — 5.50% cash or 6.50% payment-in-kind interest.
(21)	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer — 5.75% cash or 6.75% payment-in-kind interest.
(22)	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer — 6.00% cash or 7.00% payment-in-kind interest.
(23)	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer — 6.25% cash or 7.25% payment-in-kind interest.
(24)	Non-income producing security.
(25)	Rate disclosed is the 7-day net yield as of December 31, 2024.
(26)	Affiliated issuer.
(27)	Fund buys foreign currency, sells U.S. Dollar.
(28)	Fund sells foreign currency, buys U.S. Dollar.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

The summary of the TCW Strategic Income Fund transactions in the affiliated funds for the year ended December 31, 2024 is as follows:

Name of Affiliated Fund	Value at December 31, 2023	Purchases at Cost	Proceeds from Sales	Number of Shares Held December 31, 2024	Value at December 31, 2024	Dividends and Interest Income Received	Distributions Received from Net Realized Gain	Net Realized Gain (Loss) on Investments	Net change in Unrealized Gain (Loss) on Investments
TCW Central Cash Fund	$—	$85,664,022	$67,200,000	18,464,022	$18,464,022	$722,896	$—	$—	$—

Total					$18,464,022	$722,896	$—	$—	$—

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Investments by Sector	December 31, 2024

Sector	Percentage of Net Assets
Residential Mortgage-Backed Securities — Non-Agency	24.5%
Residential Mortgage-Backed Securities — Agency	23.8
Corporate Bonds	20.7
Asset-Backed Securities	16.7
Commercial Mortgage-Backed Securities — Non-Agency	10.0
U.S. Treasury Securities	8.6
Money Market Investments	8.3
Common Stock	3.6
Commercial Mortgage-Backed Securities — Agency	0.8
Municipal Bonds	0.4
Foreign Government Bonds	0.3
Convertible Corporate Bonds	0.1
Other*	(17.8)

Total	100.0%

*	Includes cash, futures, foreign currency exchange contracts, swap agreements, pending trades, interest receivable, and accrued expenses payable.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Fair Valuation Summary	December 31, 2024

The following is a summary of the fair valuations according to the inputs used as of December 31, 2024 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Mortgage-Backed Securities
Residential Mortgage-Backed Securities — Non-Agency	$—	$56,749,457	$2,162,551	$58,912,008
Residential Mortgage-Backed Securities — Agency	—	57,317,338	—	57,317,338
Commercial Mortgage-Backed Securities — Non-Agency	—	23,325,036	614,136	23,939,172
Commercial Mortgage-Backed Securities — Agency	—	1,819,111	—	1,819,111

Total Mortgage-Backed Securities	—	139,210,942	2,776,687	141,987,629

Corporate Bonds*	—	49,613,440	41,333	49,654,773
Asset-Backed Securities	—	39,140,199	1,124,790	40,264,989
U.S. Treasury Securities	20,617,198	—	—	20,617,198
Municipal Bonds	—	993,029	—	993,029
Foreign Government Bonds	—	777,230	—	777,230

Total Fixed Income Securities	20,617,198	229,734,840	3,942,810	254,294,848

Money Market Investments	19,908,804	—	—	19,908,804
Common Stock*	8,317,113	—	337,643	8,654,756
Convertible Securities *	—	270,420	2,659	273,079

Total Investments	$48,843,115	$230,005,260	$4,283,112	$283,131,487

Asset Derivatives
Futures Contracts
Interest Rate Risk	662,815	—	—	662,815
Forward Currency Exchange Contracts
Foreign Currency Risk	—	462,728	—	462,728
Swap Agreements
Interest Rate Risk	—	109,830	—	109,830

Total	$49,505,930	$230,577,818	$4,283,112	$284,366,860

Liability Derivatives
Futures Contracts
Interest Rate Risk	$(121,951)	$—	$—	$(121,951)
Forward Currency Exchange Contracts
Foreign Currency Risk	—	(10,480)	—	(10,480)

Total	$(121,951)	$(10,480)	$—	$(132,431)

*	See Schedule of Investments for corresponding industries.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Statement of Assets and Liabilities	December 31, 2024

ASSETS:
Investments, at Value (Cost: $288,977,208)	$264,667,465
Investment in Affiliated Issuers, at Value (Cost: $18,464,022)	18,464,022
Cash	9,178
Interest and Dividends Receivable	1,750,787
Cash Collateral Held for Broker	1,433,108
Unrealized Appreciation on Forward Currency Exchange Contracts	462,728
Receivable for Securities Sold	272,891
Receivable for Variation Margin on Open Futures Contracts to Broker	59,553
Prepaid Expenses	20,018
Receivable for Variation Margin on Centrally Cleared Interest Rate Swap Agreements	1,737
Foreign Tax Reclaims Receivable	1,673

Total Assets	287,143,160

LIABILITIES:
Payables for Securities Purchased	36,294,194
Distributions Payable	9,796,015
Accrued Other Expenses	495,509
Accrued Investment Advisory Fees	131,444
Interest Expense Payable	70,000
Unrealized depreciation on Forward Currency Exchange Contracts	10,480
Accrued Directors’ Fees and Expenses	3,893

Total Liabilities	46,801,535

NET ASSETS	$240,341,625

NET ASSETS CONSIST OF:
Common Stock, par value $0.01 per share (75,000,000 shares authorized, 47,785,440 shares issued and outstanding)	$477,854
Paid-in Capital	269,520,224
Accumulated Earnings (Loss)	(29,656,453)

NET ASSETS	$240,341,625

NET ASSET VALUE PER SHARE	$5.03

MARKET PRICE PER SHARE	$4.81

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.
Statement of Operations

Year Ended December 31, 2024

INVESTMENT INCOME:
Income
Interest	$15,110,369
Dividends	1,266,354
Dividends from Investments in Affiliated Issuers	722,896

Total Investment Income	17,099,619

Expenses
Investment Advisory Fees	1,479,670
Audit and Tax Service Fees	214,045
Custodian Fees	146,581
Legal Fees	133,596
Directors’ Fees and Expenses	81,534
Transfer Agent Fees	57,780
Listing Fees	48,980
Insurance Expense	46,470
Administration Fees	32,326
Proxy Expense	31,903
Accounting Fees	19,288
Printing and Distribution Costs	16,117
Miscellaneous Expense	2,186
Compliance Expense	(7,842)
Interest Expense	(64,754)

Total Expenses	2,237,880

Net Investment Income	14,861,739

NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS, FUTURES CONTRACTS, WRITTEN OPTIONS, SWAP AGREEMENTS AND FOREIGN CURRENCY:
Net Realized Gain (Loss) on:
Investments	1,121,636
Foreign Currency	9,119
Forward Currency Exchange Contracts	(206,152)
Futures Contracts	(144,361)
Written Options	45,893
Swap Agreements	31,760
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(558,594)
Foreign Currency	(4,611)
Forward Currency Exchange Contracts	729,818
Futures Contracts	1,262,663
Written Options	20,289
Swap Agreements	171,537

Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts, Written Options, Swap Agreements and Foreign Currency	2,478,997

INCREASE IN NET ASSETS FROM OPERATIONS	$17,340,736

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Statements of Changes in Net Assets

	Year Ended December 31, 2024	Year Ended December 31, 2023
OPERATIONS:
Net Investment Income	$14,861,739	$13,667,841
Net Realized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Agreements and Foreign Currency	857,895	(1,281,412)
Change in Unrealized Appreciation on Investments, Futures Contracts, Swap Agreements, Written Options and Foreign Currency	1,621,102	10,131,065

Increase in Net Assets Resulting from Operations	17,340,736	22,517,494

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Shareholders	(18,397,395)	(16,963,831)

Shares Issued in Reinvestment of Dividends (0 for the year ended December 31, 2024 and 0 for the year ended December 31, 2023)	—	—

Total Increase (Decrease) in Net Assets	(1,056,659)	5,553,663

NET ASSETS:
Beginning of year	241,398,284	235,844,621

End of year	$240,341,625	$241,398,284

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements

Note 1 — Organization
TCW Strategic Income Fund, Inc. (the “Fund”) was incorporated in Maryland on January 13, 1987 as a diversified, closed-end
investment management company and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Its shares are traded on the New York Stock Exchange under the symbol TSI. The Fund commenced operations on March 5, 1987. The Fund’s investment objective is to seek a total return comprised of current income and capital appreciation, and it seeks to achieve its investment objective by investing in a wide range of securities including convertible securities, marketable equity securities, investment-grade debt securities, high-yield debt securities, securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government Securities”), repurchase agreements, mortgage-related securities, asset-backed securities, money market securities, and other securities and derivative instruments without limit believed by the Fund’s investment advisor to be consistent with the Fund’s investment objective. TCW Investment Management Company LLC (the “Advisor”) is the investment advisor to the Fund and is registered under the Investment Advisers Act of 1940, as amended.
Note 2 — Significant Accounting Policies
The following is a summary of significant accounting policies, which are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and which are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) No. 946, Financial Services — Investment Companies. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements.
Principles of Accounting:
The Fund uses the accrual method of accounting for financial reporting purposes.
Security Valuations:
Securities listed or traded on the NYSE and other stock exchanges were valued at the latest sale price on the exchange. Securities traded on the NASDAQ stock market (“NASDAQ”) were valued during the period using official closing prices as reported by NASDAQ, which may not have been the last sale price. All other securities for which over-the-counter
(“OTC”) market quotations were readily available, including short-term securities, swap agreements and forward currency exchange contracts, were valued with prices furnished by independent pricing services or by broker-dealers.
Pursuant to Rule
2a-5
under the 1940 Act, the Board of Directors of the Fund (the “Board”, and each member thereof, a “Director”) has designated the Advisor as the “valuation designee” with respect to the fair valuation of the Fund’s portfolio securities, subject to oversight by and periodic reporting to the Board. Fair valued securities are those for which market quotations were not readily available, including in circumstances under which it was determined by the Advisor that prices received were not reflective of their market values.
Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses investments in its financial statements in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurements based on inputs. Inputs that go into fair value measurement refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs

TCW Strategic Income Fund, Inc.

December 31, 2024

Note 2 — Significant Accounting Policies (Continued)

are inputs that reflect the assumptions market participants would use in pricing the asset or liability, developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the inputs market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances.
The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 —	quoted prices in active markets for identical investments.
Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized as Level 3.
In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.
In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.
Fair Value Measurements:
Descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”)
. The fair value of ABS and MBS is estimated based on pricing models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized as Level 2 of the fair value hierarchy; otherwise, they would be categorized as Level 3.
Corporate bonds
. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized as

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized as Level 3 of the hierarchy.
Equity securities.
 Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are generally categorized as Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are generally categorized as Level 2 of the fair value hierarchy; if a discount is applied and significant, they are categorized as Level 3. Restricted securities held in non-public
entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable. Certain foreign securities that are fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets are categorized as Level 2 of the fair value hierarchy.
Foreign currency contracts
. The fair values of foreign currency contracts are derived from indices, reference rates, and other inputs or a combination of these factors. To the extent that these factors can be observed, foreign currency contracts are categorized as Level 2 of the fair value hierarchy.
Futures contracts
. Futures contracts are generally valued at the settlement price established at the close of business each day by the exchange on which they are traded. They are categorized as Level 1.
Government and agency securities
. Government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, government and agency securities are normally categorized as Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.
Interest rate swaps.
Interest rate swaps are fair valued using pricing models that take into account, among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps are categorized as Level 2; otherwise, the fair values are categorized as Level 3.
Money market funds.
Money market funds are
open-end
mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported net asset value (“NAV”), they are categorized as Level 1 of the fair value hierarchy.
Municipal bonds.
Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-wanted
lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds are categorized as Level 2; otherwise, the fair values are categorized as Level 3.
Options contracts.
Option contracts traded on securities exchanges are fair valued using market mid prices; as such, they are categorized as Level 1. Option contracts traded OTC are fair valued based on pricing models and incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money,
at-the-money,
and
out-of-the-money
contracts on a given strike price. To the extent that these inputs are observable and timely, the fair value of OTC option contracts would be categorized as Level 2; otherwise, the fair values would be categorized as Level 3.

TCW Strategic Income Fund, Inc.

December 31, 2024

Note 2 — Significant Accounting Policies (Continued)

Restricted securities.
Restricted securities, including illiquid Rule 144A securities, issued by non-public
entities are categorized as Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized as Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.
Short-term investments.
Short-term investments are valued using market price quotations, and are categorized as Level 1 or Level 2 of the fair value hierarchy.
The summary of the fair valuations according to the inputs used as of December 31, 2024 in valuing the Fund’s investments is listed after the Investments by Sector table.
Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Asset-Backed Securities	Commercial Mortgage- Backed Securities — Non-Agency	Common Stock	Convertible Corporate Bonds	Corporate Bonds	Residential Mortgage-Backed Securities — Non- Agency	Total
Balance as of December 31, 2023	$1,505,956	$603,790	$321,703	$1,739	$28,981	$2,679,207	$5,141,376
Accrued Discounts (Premiums)	—	—	—	602	7,842	(177,934)	(169,490)
Realized Gain (Loss)	—	—	(95)	—	—	—	(95)
Change in Unrealized Appreciation (Depreciation)	(381,166)	10,346	16,037	(3,411)	(4,170)	(365,682)	(728,046)
Purchases	—	—	—	3,729	144,680	26,960	175,369
Sales	—	—	(2)	—	(136,000)	—	(136,002)
Transfers in to Level 3	—	—	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—	—	—

Balance as of December 31, 2024	$1,124,790	$614,136	$337,643	$2,659	$41,333	$2,162,551	$4,283,112

Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2024	$(381,166)	$10,346	$16,037	$(3,411)	$(132,170)	$(365,682)	$(856,046)

Significant unobservable valuation inputs for Level 3 investments as of December 31, 2024 are as follows:

Description	Fair Value at December 31, 2024	Valuation Techniques	Unobservable Input	Price or Price Range	Weighted Average Price	Input to Valuation If Input Increases
Asset-Backed Securities	$1,124,790	Broker Quote	Offered Quote	$100.867 to $7,940.000	$131.806	Increase
Commercial Mortgage-Backed Securities — Non-Agency	$614,136	Broker Quote	Offered Quote	$101.510	$101.510	Increase
Common Stock	$337,643	Third-party Vendor	Vendor Prices	$30.440	$30.440	Increase
Convertible Securities	$2,659	Third-party Vendor	Vendor Prices	$1.623 to $11.459	$8.647	Increase
Corporate Bonds	$41,333	Third-party Vendor	Vendor Prices	$0.969 to $14.350	$5.599	Increase
Residential Mortgage-Backed Securities — Non-Agency	$2,162,551	Broker Quote	Offered Quote	$0.0001 to $16.065	$2.882	Increase

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

Security Transactions and Related Investment Income:
Dividend income is recorded on the
ex-dividend
date. Interest income is recognized on an accrual basis. REIT dividends are recorded as income for accounting purposes. Any portion that is return of capital will be reflected as a tax adjustment upon receiving annual tax documentation from the REIT. Realized gains and losses on investments are recorded on the basis of specific identification.
Use of Estimates:
The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.
Foreign Currency Translation:
The books and records of the Fund are maintained in U.S. dollars as follows: (1) foreign currency denominated securities, and other assets and liabilities stated in foreign currencies are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the Statement of Operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income for federal income tax purposes.
Distributions:
 Distributions to shareholders are recorded on each
ex-dividend
date. The Fund declared and paid or reinvested dividends quarterly under an income-based distribution policy. The income-based distribution policy has a stated goal of providing quarterly distributions out of the Fund’s accumulated undistributed net investment income and/or other sources subject to the requirements of the 1940 Act and Subchapter M of the Internal Revenue Code (the “Code”). The source for the dividend can come from net investment income and net realized capital gains measured on a fiscal year basis. Any portion of the distribution that exceeds income and capital gains will be treated as a return of capital. Under certain conditions, U.S. federal tax regulations cause some or all of the return of capital to be taxed as ordinary income. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences may be primarily due to differing treatments for market discount and premium, losses recognized on structured debt, losses deferred due to wash sales, foreign currency gains and losses, and spillover distributions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in
capital and may affect net investment income per share.
Derivative Instruments:
Derivatives are financial instruments which are valued based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. A derivative contract may result in a mark-to-market
loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Fund may not be able to close out a derivative transaction at a favorable time or price.

TCW Strategic Income Fund, Inc.

December 31, 2024

Note 2 — Significant Accounting Policies (Continued)

For the year ended December 31, 2024, the Fund had derivatives and transactions in derivatives, grouped in the following risk categories:

	Equity Risk	Foreign Currency Risk	Interest Rate Risk	Total
Asset Derivatives
Futures Contracts (1)	$—	$—	$662,185	$662,185
Forward Currency Exchange Contracts	—	462,728	—	462,728
Swap Agreements (2)	—	—	109,830	109,830

Total Value	$—	$462,728	$772,015	$1,234,743

Liability Derivatives
Futures Contracts (1)	$—	$—	$(121,951)	$(121,951)
Forward Currency Exchange Contracts	—	(10,480)	—	(10,480)

Total Value	$—	$(10,480)	$(121,951)	$(132,431)

Realized Gain (Loss)
Futures Contracts	$—	$—	$(144,361)	$(144,361)
Forward Currency Exchange Contracts	—	(206,152)	—	(206,152)
Swap Agreements	—	—	31,760	31,760
Written Options	(45,893)	—	—	(45,893)

Total Realized Gain (Loss)	$(45,893)	$(206,152)	$(112,601)	$(364,646)

Change in Appreciation (Depreciation)
Futures Contracts	$—	$—	$1,262,663	$1,262,663
Forward Currency Exchange Contracts	—	729,818	—	729,818
Swap Agreements	—	—	171,537	171,537
Written Options	20,289	—	—	20,289

Total Change in Appreciation (Depreciation)	$20,289	$729,818	$1,434,200	$2,184,307

Number of Contracts or Notional Amounts (3)
Futures Contracts	—	—	892	892
Forward Currency Exchange Contracts	$ —	$7,937,677	$ —	$7,937,677
Swap Agreements	$ —	$ —	$1,476,000	$1,476,000
Written Options	410	—	—	410

(1)
Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin on December 31, 2024 is reported within the Statement of Assets and Liabilities.

(2)
Includes cumulative appreciation (depreciation) of swap agreements as reported in the Schedule of Investments. Only variation margin on December 31, 2024 is reported within the Statement of Assets and Liabilities.

(3)	Amount disclosed represents average number of contracts or notional amounts, which are representative of the volume traded for the year ended December 31, 2024.
Counterparty Credit Risk:
Derivative contracts may be exposed to counterparty credit risk. Losses can occur if the counterparty does not perform under the contract.
The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.
With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.
For OTC derivatives, the Fund mitigates its counterparty risk by entering into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with each counterparty. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.
Collateral Requirements:
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market
amount for each transaction under such agreement and comparing that amount to the value of any collateral pledged or received by the Fund.
Cash collateral that has been pledged to cover obligations of the Fund is reported separately on the Statement of Assets and Liabilities.
Non-cash
collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold, typically $250,000 or $500,000, before a transfer is required, which is determined at the close of each business day and the collateral is transferred on the next business day. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.
The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that the Advisor believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The Fund has implemented the disclosure requirements pursuant to ASC 210 Balance Sheet (“
ASC 210
”), Disclosures about Offsetting Assets and Liabilities that requires disclosures to make financial statements that are prepared under GAAP more comparable to those prepared under International Financial Reporting Standards.
Master Agreements and Netting Arrangements
. The Fund is party to various agreements, including but not limited to International Swaps and Derivatives Association Agreements and related Credit Support Annex, Master Repurchase Agreements, and Master Securities Forward Transactions Agreements (collectively

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December 31, 2024

Note 2 — Significant Accounting Policies (Continued)

“Master Agreements”), which govern the terms of certain transactions with select counterparties. These Master Agreements generally include provisions for general obligations, representations, agreements, collateral, and certain events of default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk associated with relevant transactions (“netting arrangements”). The netting arrangements are generally tied to credit-related events that, if triggered, would cause an event of default or termination giving a Fund or counterparty the right to terminate early and cause settlement, on a net basis, of all transactions under the applicable Master Agreement. In the event of an early termination as a result of an event of default under the Master Agreement, the total value exposure of all transactions will be offset against collateral exchanged to date, which would result in a net receivable or payable that would be due from or to the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in the event of a bankruptcy or insolvency of the counterparty. Credit related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/ moratorium. Any election made by a counterparty to early terminate the transactions under a Master Agreement could have a material adverse impact on a Fund’s financial statements. A Fund’s overall exposure to credit risk subject to netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.
Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged
exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions under the relevant Master Agreement with a counterparty in a given Fund exceeds a specified threshold, net of collateral already in place, typically $250,000 or $500,000 depending on the counterparty and the type of Master Agreement. Collateral under the Master Agreements is usually in the form of cash or U.S. Treasury Bills but could include other types of securities. If permitted under the Master Agreement, certain funds may rehypothecate cash collateral received from a counterparty. The value of all derivative transactions outstanding under a Master Agreement is calculated daily to determine the amount of collateral to be received or pledged by the counterparty. Posting of collateral for OTC derivative transactions are covered under tri-party
collateral agreements between the Fund, the Fund’s custodian, and each counterparty. Collateral for centrally cleared derivatives transactions are posted with the applicable derivatives clearing organization.
The following table presents the Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreement and net of the related collateral received or pledged by the Fund as of December 31, 2024:

Counterparty	Gross Derivative Assets in the Statement of Assets and Liabilities	Collateral Received (1)	Derivatives Assets (Liabilities) Available for Offset	Net Amount of Derivative Assets (2)
Bank of New York	$2,250	$—	$(2,206)	$44
Citibank N.A.	401,050	—	(5,441)	395,609
Goldman Sachs & Co.	59,428	—	(820)	58,608

Total	$462,728	$—	$(8,467)	$454,261

(1)	Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.
(2)	Represents the net amount receivable from the counterparty in the event of default.

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Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

The following table presents the Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreement and net of the related collateral received or pledged by the Fund as of December 31, 2024:

Counterparty	Gross Derivative Liabilities in the Statement of Assets and Liabilities	Collateral Pledged (1)	Derivatives (Assets) Liabilities Available for Offset	Net Amount of Derivative Liabilities (2)
Bank of America N.A.	$2,013	$—	$—	$2,013
Bank of New York	2,206	—	(2,206)	—
Citibank N.A.	5,441	—	(5,441)	—
Goldman Sachs & Co.	820	—	(820)	—

Total	$10,480	$—	$(8,467)	$2,013

(1)	Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.
(2)	Represents the net amount receivable from the counterparty in the event of default.
Note 3 — Portfolio Investments
Mortgage-Backed and Other Asset-Backed Securities:
The Fund may invest in MBS, which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. The Fund may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association (Ginnie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) or Federal National Mortgage Corporation (Fannie Mae). The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments. The Fund may invest in stripped MBS. Stripped MBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. MBS and other ABS held by the Fund at December 31, 2024 are listed in the Fund’s Schedule of Investments.

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December 31, 2024

Note 3 — Portfolio Investments (Continued)

When-Issued, Delayed-Delivery, To Be Announced (“TBA”) and Forward Commitment Transactions:
The Fund may enter into when-issued, delayed-delivery, TBA or forward commitment transactions in order to lock in the purchase price of the underlying security or to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, TBA or forward commitment transactions, the Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If the Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, TBA or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.
Prior to settlement of these transactions, the value of the subject securities will fluctuate with market conditions. In addition, because the Fund is not required to pay for when-issued, delayed-delivery, TBA or forward commitment securities until the delivery date, they may result in a form of leverage to the extent the Fund does not set aside liquid assets to cover the commitment. To guard against this deemed leverage, the Fund monitors the obligations under these transactions on a daily basis and ensures that the Fund has sufficient liquid assets to cover them.
Repurchase Agreements:
 The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement (“MRA”). In a repurchase agreement, the Fund purchases a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. The Fund had no repurchase agreements outstanding as of December 31, 2024.
Securities Lending:
The Fund may lend its securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Fund can accept money market instruments or U.S. Government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Fund earns additional income for lending its securities by investing the cash collateral in short-term investments. The Fund did not lend any securities during the year ended December 31, 2024.
Derivatives:
Forward Currency Exchange Contracts:
The Fund enters into forward currency exchange contracts as a hedge against fluctuations in foreign exchange rates. Forward currency exchange contracts are marked-to-market
daily and the change in market value is recorded by the Fund as unrealized gains or losses in the Statement of Assets and Liabilities. When a contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the

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Notes to Financial Statements (Continued)

Note 3 — Portfolio Investments (Continued)

potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Outstanding forward currency exchange contracts at December 31, 2024 are disclosed in the Schedule of Investments.
Futures Contracts:
The Fund may enter into futures contracts.
The Fund may seek to manage a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk. The Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made, and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk. Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for the Fund to enter into a closing transaction with respect to a futures contract it has entered into at a favorable time or price. When the Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it.
When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. During the year ended December 31, 2024, the Fund utilized treasury futures to help manage interest rate duration and credit market exposure. Futures contracts outstanding at December 31, 2024 are listed in the Fund’s Schedule of Investments.
Options:
 The Fund may purchase and sell put and call options on a security or an index of securities to enhance investment performance and/or to protect against changes in market prices. The Fund may also enter into currency options to hedge against or to take advantage of currency fluctuations.
A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If a Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund ultimately wants to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.

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December 31, 2024

Note 3 — Portfolio Investments (Continued)

Purchasing foreign currency options gives a Fund the right, but not the obligation, to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date. These currency options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.
When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. Premiums paid for purchasing options that expire are treated as realized losses.
Options purchased or sold by a Fund may be traded on a securities or options exchange. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by an exchange or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace the expiring series, and opening transactions in existing series may be prohibited.
OTC options are options not traded on exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by a Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. During the year ended December 31, 2024, the Fund entered into written option contracts to gain exposure to the equity market.
Swap Agreements:
 The Fund may enter into swap agreements. Swap agreements are typically two-party
contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).
In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. The Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. The Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit quality of the Fund’s bond portfolio), equity risk, or credit risk — or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. The Fund may also enter into a

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 3 — Portfolio Investments (Continued)

total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called
market access transactions).
Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. The Fund’s maximum risk of loss due to counterparty default is the discounted NAV of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life.
The Fund may enter into credit default swap transactions as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds (or other obligations of the reference entity with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When the Fund buys protection, it may or may not own securities of the reference entity. When the Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When the Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.
Whenever the Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable
or otherwise highly illiquid, and the Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.
During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking-to-market
to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by the Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

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December 31, 2024

Note 3 — Portfolio Investments (Continued)

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Fund are recorded as realized gains and losses, respectively. During the year ended December 31, 2024, the Fund entered into interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed-rate bonds which may decrease when interest rates rise (interest rate risk). Outstanding swap agreements at December 31, 2024 are disclosed in the Schedule of Investments.
Note 4 — Investment Objective, Investment Strategy, and Risk Considerations
Investment objective:
The Fund’s investment objective is to seek a total return comprised of current income and capital appreciation.
Investment strategy:
 The Fund seeks to achieve its investment objective by investing in a wide range of securities, including securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government Securities”), investment-grade corporate debt securities, high yield corporate debt securities,
non-U.S.
developed and emerging market debt mortgage-related securities, asset-backed securities, marketable small-, mid-
and large-capitalization equity securities, convertible securities, money market securities, repurchase agreements, other securities and derivative instruments without limit believed by the Fund’s investment adviser to be consistent with the Fund’s investment objective. The Fund will shift and reallocate its investments on an opportunistic basis and may invest in additional asset classes other than those identified above. The Fund may also employ leverage up to 33% of its total assets (including assets purchased with borrowings). The Fund has a stated goal of providing dependable, but not assured, quarterly distributions out of accumulated net investment income and/or other sources, subject to the requirements of the 1940 Act.
Market Risk:
The Fund’s investments will fluctuate with market conditions, and so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.
Liquidity Risk:
 The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may not be able to sell the illiquid securities at an advantageous time or price. Investments in high-yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Fund may invest in private placements and Rule 144A securities.
Interest Rate Risk:
The values of the Fund’s investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of the Fund’s investment portfolio, the greater the change in value.
Mortgage-Backed and Other Asset-Backed Securities Risk:
The Fund may in
v
est in MBS or other ABS. The values of some mortgage-backed securities or other asset-backed securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 4 — Investment Objective, Investment Strategy, and Risk Considerations (Continued)

may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.
Derivatives Risk:
Use of derivatives, which at times is an important part of the Fund’s investment strategy, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Fund to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will achieve its objective through the use of the derivatives.
Credit Risk:
The values of any of the Fund’s investments may also decline in response to events affecting the issuer or its credit rating. The lower-rated debt securities in which the Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment-grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Fund invests also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline. The Fund invests a material portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market prices and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Fund.
MBS and ABS are characterized and classified in a variety of different ways. These classifications include a view of the securities’ cash flow structure (pass-through, sequential pay, prepayment-protected, interest only, principal only, etc.), the security of the claim on the underlying assets (senior, mezzanine and subordinated), as well as types of underlying collateral (prime conforming loans, prime non-conforming
loans,
Alt-A
loans, subprime loans, commercial loans, etc.). In many cases, the classification incorporates a degree of subjectivity: a particular loan might be categorized as “prime” by the underwriting standards of one mortgage issuer while another might classify the loan as “subprime.” In addition to other functions, the risk associated with an investment in a mortgage loan must take into account the nature of the collateral, the form and the level of credit enhancement, the vintage of the loan, the geography of the loan, the purpose of the loan (refinance versus purchase versus equity takeout), the borrower’s credit quality (e.g., FICO score), and whether the loan is a first trust deed or a second lien.
Counterparty Risk:
The Fund may be exposed to counterparty risk, the risk that an entity with which the Fund has unsettled or open transactions may not fulfill its obligations.
Note 5 — Federal Income Taxes
It is the policy of the Fund to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

TCW Strategic Income Fund, Inc.

December 31, 2024

Note 5 — Federal Income Taxes (Continued)

The following table shows character of distributed and undistributed amounts on a tax basis:

	Amount Distributed During the Year		Undistributed Amount at Year Ended
	Year Ended December 31, 2024	Year Ended December 31, 2023	December 31, 2024	December 31, 2023
Ordinary Income	$18,397,395	$16,963,831	$364,734	$—
Capital Gain	—	—	—	—

	$18,397,395	$16,963,831	$364,734	$—

At December 31, 2024, net unrealized appreciation (depreciation) for federal income tax purposes is comprised of the following components:

Unrealized appreciation	$8,650,046
Unrealized (depreciation)	(36,914,192)

Net unrealized depreciation	$(28,264,146)

Cost of Investments for Federal Income Tax Purposes	$311,395,633

The following reclassifications have been made for the permanent difference between book and tax accounting as of December 31, 2024:

Increase (Decrease)
Distributions in Excess of Net Investment Income	$3,366,858
Accumulated Net Realized Loss on Investments	$(3,366,858)
Paid in Capital	$—
At December 31, 2024, the Fund had short-term and long-term realized capital losses that will be carried forward indefinitely for federal income tax purposes of $0 and $1,357,941, respectively.
The Fund did not have any unrecognized tax benefits at December 31, 2024, nor were there any increases or decreases in unrecognized tax benefits for the period then ended; and therefore no interest or penalties were accrued. The Fund is subject to examination by U.S. Federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.
Note 6 — Investment Advisory and Service Fees
As compensation for the investment advisory services rendered, facilities provided, and expenses borne, the Advisor is paid a monthly fee by the Fund computed at the annual rate of 0.75% of the first $100 million of the Fund’s average managed assets and 0.50% of the Fund’s average managed assets in excess of $100 million.
Note 7 — Purchases and Sales of Securities
For the year ended December 31, 2024 purchases and sales or maturities of investment securities (excluding short-term investments) aggregated to $46,168,120 and $68,864,058, respectively, for
non-U.S.
Government securities, and aggregated to $600,515,110 and $580,595,268, respectively, for U.S. Government securities.
Note 8 — Directors’ Fees
Directors who are not affiliated with the Advisor received, as a group, fees and expenses of $81,534 from the Fund for the year ended December 31, 2024. Directors may elect to defer receipt of their fees in accordance

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 8 — Directors’ Fees (Continued)

with the terms of a
Non-Qualified
Deferred Compensation Plan. Deferred compensation is included within Accrued Directors’ Fees and Expenses in the Statement of Assets and Liabilities. Certain Officers and/or Directors of the Fund are also Officers and/or Directors of the Advisor but do not receive any compensation from the Fund.
Note 9 — Restricted Securities
The Fund is permitted to invest in securities that have legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered before being sold to the public (exemption rules apply). Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”). However, the Fund considers 144A securities to be restricted if those securities have been deemed illiquid. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Restricted securities held by the Fund at December 31, 2024 are listed below:

Issuer Description	Acquisition Date	Acquisition Cost	Aggregate Value	Percentage of Net Assets
Academic Loan Funding Trust, Series 2012-1A, Class R, 0.00%, due 12/27/2044	11/1/2022	$735,000	$267,419	0.12%
Sunac China Holdings Ltd., 1.00%, due 9/30/2027	11/2/2021	$16,327	$2,516	0.00%
Sunac China Holdings Ltd., 6.00%, due 9/30/2026	11/2/2021	$15,102	$2,677	0.00%
Sunac China Holdings Ltd., 6.25%, due 9/30/2027	11/2/2021	$13,024	$2,646	0.00%
Sunac China Holdings Ltd., 6.50%, due 9/30/2027	11/2/2021	$23,875	$5,025	0.00%
Sunac China Holdings Ltd., 6.75%, due 9/30/2028	11/2/2021	$30,844	$7,217	0.00%
Sunac China Holdings Ltd., 7.00%, due 9/30/2029	11/2/2021	$29,273	$6,731	0.00%
Sunac China Holdings Ltd., 7.25%, due 9/30/2030	11/2/2021	$12,618	$3,068	0.00%

		$876,063	$297,299	0.12%

Note 10 — Loan Outstanding
The Fund is permitted to have borrowings for investment purposes. The Fund has entered into a line of credit agreement, renewed annually, with The Bank of New York Mellon (the “Bank”) which permits the Fund to borrow up to $70 million at a rate, per annum, equal to the higher of the Federal Funds Rate or SOFR plus 1.115%. The Fund did not have any borrowings during the year ended December 31, 2024. The Fund pays the Bank a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount. The commitment fee incurred by the Fund is presented in the Interest Expense line in the Statement of Operations.
Note 11 — Indemnifications
Under the Fund’s organizational documents, its Officers and Directors may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. In addition, the Fund entered into an agreement with each of the Directors which provides that the Fund will indemnify and hold harmless each Director against any expenses actually and reasonably incurred by such Director in any proceeding arising out of or in connection with the Director’s services to the Fund, to the fullest extent permitted by the Fund’s Articles of Incorporation and
By-Laws,
the Maryland General Corporation Law, the Securities Act, and the 1940 Act, each as now or hereinafter in force. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification

TCW Strategic Income Fund, Inc.

December 31, 2024

Note 11 — Indemnifications (Continued)

clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote. The Fund has not accrued any liability in connection with such indemnification.
Note 12 — New Accounting Pronouncements
In January 2021, the Financial Accounting Standards Board issued Accounting Standards Update
No. 2021-01
(“ASU
2021-01”),
“Reference Rate Reform (Topic 848)”. ASU
2021-01
is an update of
ASU 2020-04,
which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of the London Interbank Offered Rate (“LIBOR”); regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU
2020-04
provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting.
ASU 2020-04
is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU
2021-01
update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. In December 2022, the FASB issued
ASU No. 2022-06,
Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848, which deferred the sunset day of this guidance to December 31, 2024. Management is currently evaluating the implications, if any, of the additional requirements and their impact on the Fund’s financial statements.
In June 2022, the FASB issued ASU
No. 2022-03,
“Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“ASU
2022-03”).
ASU
2022-03
(1) clarifies the guidance in ASC 820 on the fair value measurement of an equity security that is subject to a contractual sale restriction and (2) requires specific disclosures related to such an equity security. ASU
2022-03
is effective for fiscal years beginning after December 15, 2023 and interim periods within that fiscal year, with early adoption permitted. We have no material impact of the adoption of ASU 2022-03 on the Fund’s financial statements.
In the reporting period, the Fund adopted FASB Accounting Standards Update
2023-07,
Improvements to Reportable Segment Disclosures. Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. The Fund represents a single operating segment as the operating results of the Fund are monitored as a whole and its long-term asset allocation is determined in accordance with the terms of its prospectus, based on defined investment strategies that are executed by the Fund’s portfolio management team. A senior executive team, comprised of the Fund’s Principal Executive Officer and Principal Financial Officer, serves as the Fund’s chief operating decision maker (“CODM”) and acts in accordance with Board of Directors reviews and approvals. The CODM uses financial information, such as changes in net assets from operations, changes in net assets from Fund share transactions, and income and expense ratios, consistent with that presented within the accompanying financial statements and financial highlights, to assess the Fund’s profits and losses and to make resource allocation decisions. Segment assets are reflected in the Statement of Assets and Liabilities as net assets, which consists primarily of investment securities at value, and significant segment expenses are listed in the accompanying statement of operations.

TCW Strategic Income Fund, Inc.

Financial Highlights

	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020
Net Asset Value Per Share, Beginning of year	$5.05	$4.94	$5.69	$5.85	$5.73

Income from Operations:
Net Investment Income (1)	0.31	0.29	0.26	0.32	0.29
Net Realized and Unrealized Gain (Loss) on Investments	0.06	0.18	(0.69)	(0.11)	0.11

Total from Investment Operations	0.37	0.47	(0.43)	0.21	0.40

Less Distributions:
Distributions from Net Investment Income	(0.39)	(0.36)	(0.24)	(0.25)	(0.28)
Distributions from Net Realized Gains	—	—	(0.08)	(0.12)	—

Total Distributions	(0.39)	(0.36)	(0.32)	(0.37)	(0.28)

Net Asset Value Per Share, End of year	$5.03	$5.05	$4.94	$5.69	$5.85

Market Value Per Share, End of year	$4.81	$4.59	$4.62	$5.77	$5.69

Net Asset Value Total Return (2)	7.34%	9.84%	(7.51)%	3.55%	7.25%
Market Price Return (3)	13.33%	7.15%	(14.34)%	8.03%	3.75%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$240,342	$241,398	$235,845	$271,573	$279,067

Ratio of Expenses Before Interest Expense to Average Net Assets	0.94%	0.93%	0.95%	0.93%	0.93%

Ratio of Interest Expense to Average Net Assets	(0.03)%	0.08%	0.07%	0.02%	0.04%

Ratio of Total Expenses to Average Net Assets	0.91%	1.01%	1.02%	0.95%	0.97%

Ratio of Net Investment Income to Average Net Assets	6.04%	5.67%	4.90%	5.38%	5.07%

Portfolio Turnover Rate	256.45%	234.87%	155.62%	178.02%	72.59%

Asset Coverage Ratio Per Share (4)	—	—	—	—	—

Total Debt Outstanding	—	—	—	—	—

(1)	Computed using average shares outstanding throughout the period.
(2)	Based on net asset value per share, adjusted for reinvestment of distributions. The Fund does not incur charges to investors for purchasing or selling shares.
(3)	Based on market price per share, adjusted for reinvestment of distributions. The Fund does not incur charges to investors for purchasing or selling shares.
(4)
The asset coverage ratio for a class of senior securities representing indebtedness is calculated as total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by one thousand to determine the asset coverage per share.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.
Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of
TCW Strategic Income Fund, Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of TCW Strategic Income Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Los Angeles, California
February 20, 2025
We have served as the auditor of one or more TCW/Metropolitan West Funds investment companies since 1990.

Privacy Policy
The TCW Group, Inc. and Subsidiaries
TCW Investment Management Company LLC
TCW Asset Management Company LLC
Metropolitan West Asset Management, LLC
TCW PT Management Company LLC
TCW Asset Backed Finance Management Company LLC

TCW Funds, Inc. TCW Strategic Income Fund, Inc. TCW Metropolitan West Funds Sepulveda Management LLC	TCW Direct Lending LLC TCW Direct Lending VII LLC TCW Direct Lending VIII LLC	TCW Star Direct Lending LLC TCW ETF Trust TCW Spirit Direct Lending LLC
Effective December 2024

WHAT YOU SHOULD KNOW
At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated  group of companies.
We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.
We are providing this notice to you to comply with the requirements of Regulation
S-P,
“Privacy of Consumer Financial information,” issued by the United States Securities and Exchange Commission.

OUR PRIVACY POLICY
We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the TCW Metropolitan West Funds, Sepulveda Management LLC, TCW Direct Lending LLC, TCW Direct Lending VII LLC, TCW Direct Lending VIII LLC, TCW Star Direct Lending LLC, TCW ETF Trust, and TCW Spirit Direct Lending LLC (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.
In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal and financial information.

CATEGORIES OF INFORMATION WE COLLECT
We may collect the following types of nonpublic personal and financial information about you from the following sources:

◾
Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

◾
Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

◾
Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

CATEGORIES OF INFORMATION WE DISCLOSE TO NONAFFILIATED THIRD PARTIES
We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.
We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.
We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out
provisions.

CATEGORIES OF INFORMATION WE DISCLOSE TO OUR AFFILIATED ENTITIES

◾
We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

◾
We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

INFORMATION ABOUT FORMER CUSTOMERS
We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

QUESTIONS
Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

REMINDER ABOUT TCW’S FINANCIAL PRODUCTS
Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the TCW Metropolitan West Funds, Sepulveda Management LLC, TCW Direct Lending LLC, TCW Direct Lending VII LLC, TCW Direct Lending VIII LLC, TCW Star Direct Lending LLC, TCW ETF Trust, and TCW Spirit Direct Lending LLC.

◾	Are not guaranteed by a bank;
◾	Are not obligations of The TCW Group, Inc. or of its subsidiaries;
◾	Are not insured by the Federal Deposit Insurance Corporation; and
◾	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

TCW FUNDS, INC. TCW STRATEGIC INCOME FUND, INC. TCW METROPOLITAN WEST FUNDS SEPULVEDA MANAGEMENT LLC TCW DIRECT LENDING LLC	TCW DIRECT LENDING VII LLC TCW DIRECT LENDING VIII LLC TCW STAR DIRECT LENDING LLC TCW ETF TRUST TCW SPIRIT DIRECT LENDING LLC
Attention: Privacy Officer | 515 South Flower Street | Los Angeles, CA 90071 | email: privacy@tcw.com

TCW Strategic Income Fund, Inc.
Renewal of Investment Advisory and Management Agreement (Unaudited)

TCW Strategic Income Fund, Inc. (the “Fund”) and TCW Investment Management Company LLC (the “Advisor”) are parties to an Investment Advisory and Management Agreement (“Agreement”), pursuant to which the Advisor is responsible for managing the investments of the Fund. Unless terminated by either party, the Agreement continues in effect from year to year provided that the continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the Fund, or by the Board of Directors of the Fund (the “Board”), and, in either event, by a majority of the Directors who are not “interested persons” of the Fund as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Directors”), casting votes in person at a meeting called for that purpose.
At an
in-person
meeting on September 9, 2024, the Board approved the renewal of the Agreement for an additional one-year
term from February 6, 2025 through February 5, 2026. The renewal of the Agreement was approved by the Board (including by a majority of the Independent Directors) upon the recommendation of the Independent Directors. The Independent Directors also met by videoconference in a working session on August 22, 2024 to hear presentations by representatives of the Advisor, to ask related questions, to review and discuss materials provided by the Advisor for their consideration, and to meet separately with their independent legal counsel. On September 9, 2024, they also met separately with their independent legal counsel to discuss the information that had been requested on their behalf by their independent legal counsel and presented by the Advisor. The information, material facts, and conclusions that formed the basis for the Independent Directors’ recommendation and the Board’s subsequent approval are described below.
1. Information received
Materials reviewed
— During the course of each year, the Directors receive a wide variety of materials relating to the services provided by the Advisor, including reports on the Advisor’s investment processes, as well as on the Fund’s investment results, portfolio composition, portfolio trading practices, compliance monitoring, shareholder services, and other information relating to the nature, extent, and quality of services provided by the Advisor to the Fund. In addition, the Board reviewed information furnished to the Independent Directors in response to a detailed request sent to the Advisor on their behalf. The information in the Advisor’s responses included extensive materials regarding the Fund’s investment results, advisory fee comparisons to advisory fees charged by the Advisor to its institutional clients, financial and profitability information regarding the Advisor, descriptions of various services provided to the Fund and to other advisory and sub-advisory
clients, descriptions of functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management services to the Fund. The Directors also considered information provided by an independent data provider, Broadridge, comparing the investment performance and the fee and expense levels of the Fund to those of appropriate peer groups of funds selected by Broadridge. After reviewing this information, the Directors requested additional information from the Advisor, which the Advisor provided and the Directors considered.
Review process —
The Directors’ determinations were made on the basis of each Director’s business judgment after consideration of all the information presented. The Independent Directors were advised by their independent legal counsel throughout the renewal process and received and reviewed advice from their independent legal counsel regarding legal and industry standards applicable to the renewal of the Agreement, including a legal memorandum from their independent legal counsel discussing their fiduciary

TCW Strategic Income Fund, Inc.

duties related to their approval of the continuation of the Agreement. The Independent Directors also discussed the renewal of the Agreement with the Advisor’s representatives and in private sessions at which no representatives of the Advisor were present. In deciding to recommend the renewal of the Agreement with respect to the Fund, the Independent Directors did not identify any single piece of information or particular factor that, in isolation, was the controlling factor. Each Independent Director may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Directors.
2. Nature, extent, and quality of services provided by the Advisor
The Board and the Independent Directors considered the depth and quality of the Advisor’s investment management process, including its research and strong analytical capabilities; the experience, capability, and integrity of its senior management and other personnel; the advance planning and transition arrangements put in place with respect to the changes in key portfolio management and other personnel; the overall resources available to the Advisor; and the ability of its organizational structure to address the fluctuations in assets that have been experienced over the past several years. The Board and the Independent Directors considered the Advisor’s continued commitment and ability to attract and retain well-qualified investment professionals, noting in particular the Advisor’s hiring of professionals in various areas over the past several years, including recruiting and hiring a highly qualified President and Chief Executive Officer to replace the outgoing head of The TCW Group, Inc., the parent company of the Advisor (“TCW”), and several additional executive-level personnel, continued upgrading of resources in its middle office and back office operations and other areas, as well as a continuing and extensive program of infrastructure and systems enhancements, including business continuity and cyber security, and budgeting for certain future initiatives. The Board and the Independent Directors noted the significant role played by the Advisor, as valuation designee, with respect to the valuation of portfolio securities, including research and analysis related to fair valued securities and due diligence and oversight of pricing vendors. The Board and the Independent Directors also considered that the Advisor made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, operations, administration, research, portfolio accounting and legal matters. They noted the substantial additional resources made available by TCW. The Board and the Independent Directors examined and discussed a detailed description of the extensive additional services provided to the Fund to support its operations and compliance, as compared to the much narrower range of services provided to the Advisor’s institutional and sub-advised
clients, as well as the Advisor’s oversight and coordination of numerous outside service providers to the Fund. They further noted the high level of regular communication between the Advisor and the Independent Directors. The Advisor explained its responsibility to supervise the activities of the Fund’s various service providers, as well as supporting the Independent Directors and their meetings, regulatory filings, and various operational personnel, and the related costs.
The Board and the Independent Directors concluded that the nature, extent, and quality of the services provided by the Advisor are of a high quality and have benefited and should continue to benefit the Fund and its shareholders.
3. Investment results
The Board and the Independent Directors considered the investment results of the Fund in light of its investment objective and principal investment strategies. They compared the Fund’s total returns with the total returns of other funds in peer group reports prepared by Broadridge with respect to various longer

TCW Strategic Income Fund, Inc.
Renewal of Investment Advisory and Management Agreement (Unaudited) (Continued)

and more recent periods all ended May 31, 2024, and, at the request of the Board, as of July 31, 2024. The Board and the Independent Directors reviewed information as to a peer group selection presented by Broadridge and discussed the methodology for the selection with Broadridge. In reviewing the Fund’s relative performance, the Board and the Independent Directors took into account the Fund’s investment strategies, distinct characteristics, asset size and diversification.
The Board and the Independent Directors noted that the Fund’s performance was in the fifth quintile for the ten-,
five- and
one-year
periods and the third quintile for the three-year period. The Board and the Independent Directors recognized that the peer group included many funds that were not considered to be sufficiently comparable to the Fund in terms of strategy or characteristics, including that certain peer group funds had significantly higher aggregate exposure to common equity, preferred and convertible securities than the Fund, as well as generally higher levels of leverage. The Board and the Independent Directors also considered that the Fund experienced significantly less volatility than the other funds in the peer group.
The Board and the Independent Directors concluded that the Advisor was implementing the Fund’s investment objective and that the Advisor’s record in managing the Fund indicated that its continued management should benefit the Fund and its shareholders over the long term.
4. Advisory fees and total expenses
The Board and the Independent Directors compared the management fees (which Broadridge defines to include the advisory fee and the administrative fee) and total expenses of the Fund (as a percentage of average net assets) with the median management fee and operating expense level of the other funds in the Broadridge peer group. These comparisons assisted the Board and the Independent Directors by providing a reasonable statistical measure to assess the Fund’s fees relative to its relevant peers. The Board and the Independent Directors observed that the Fund’s management fee was below and total expenses were at the median of the peer group funds. The Board and the Independent Directors concluded that the competitive fee charged by the Advisor, and competitive expense ratio, should continue to benefit the Fund and its shareholders.
The Board and the Independent Directors also reviewed information regarding the advisory fees charged by the Advisor to its institutional and sub-advisory
clients with similar investment mandates. The Board and the Independent Directors concluded that, although the fees paid by those clients generally were lower than advisory fees paid by the Fund, the differences appropriately reflected the more extensive services provided by the Advisor to the Fund and the Advisor’s significantly greater responsibilities and expenses with respect to the Fund, including the additional risks of managing a pool of assets for public investors, administrative burdens, daily pricing and valuation responsibilities, the supervision of vendors and service providers, and the costs of additional infrastructure and operational resources and personnel and of complying with and supporting the more comprehensive regulatory and governance regime applicable to registered investment companies with shares listed on a stock exchange.
5. The Advisor’s costs, level of profits, and economies of scale
The Board and the Independent Directors reviewed information regarding the Advisor’s costs of providing services to the Fund, as well as the resulting level of profits to the Advisor. They reviewed the Advisor’s stated assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Advisor’s largest operating cost. The Board and the Independent Directors recognized that the Advisor should be entitled to earn a reasonable level of profits for the services that it provides to the Fund. The

TCW Strategic Income Fund, Inc.

Board and the Independent Directors also reviewed a comparison of the Advisor’s profitability with respect to the Fund to the profitability of certain unaffiliated publicly traded asset managers, which the Advisor believed supported its view that the Advisor’s profitability was reasonable. Based on their review, the Board and the Independent Directors concluded that they were satisfied that the Advisor’s level of profitability from its relationship with the Fund was not unreasonable or excessive.
The Board and the Independent Directors considered the extent to which potential economies of scale could be realized as the Fund grows and whether the advisory fee reflects those potential economies of scale. They noted the breakpoint under the Agreement, which results in a lower advisory fee rate as the Fund grows larger. They recognized the Advisor’s view that the advisory fee compares favorably to peer group fees, and that expenses remain competitive even at higher asset levels and that the relatively low advisory fees reflect the potential economies of scale. The Board and the Independent Directors recognized the benefits of the Advisor’s substantial past and ongoing investment in the advisory business, such as successfully recruiting and retaining key professional talent, systems and technology upgrades, added resources dedicated to legal, compliance, risk management and cybersecurity programs, and improvements to the overall firm infrastructure, as well as the financial pressures of competing against much larger firms and passive investment products. The Board and the Independent Directors also recognized that the Fund benefits from receiving investment advice from an organization with other types of advisory clients in addition to investment companies. The Board and the Independent Directors concluded that the Advisor was satisfactorily sharing potential economies of scale with the Fund through low fees and expenses, and through reinvesting in its capabilities for serving the Fund and its shareholders.
6. Ancillary benefits
The Board and the Independent Directors also considered ancillary benefits received or to be received by the Advisor and its affiliates as a result of the relationship of the Advisor with the Fund. The Board and the Independent Directors concluded that any potential benefits to be received or to be derived by the Advisor from its relationships with the Fund are reasonably related to the services provided by the Advisor to the Fund.
7. Conclusions
Based on their overall review, including their consideration of each of the factors referred to above (and others), the Board and the Independent Directors concluded that the Agreement is fair and reasonable to the Fund and its shareholders, that the Fund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to the Advisor by the Fund, and that the renewal of the Agreement was in the best interests of the Fund and its shareholders.

TCW Strategic Income Fund, Inc.
Supplemental Information

Proxy Voting Guidelines
The policies and procedures that the Fund uses to determine how to vote proxies are available without charge. The Board of the Fund has delegated the Fund’s proxy voting authority to the Advisor.
Disclosure of Proxy Voting Guidelines
The proxy voting guidelines of the Advisor are available:

1.	By calling 1-877-829-4768 to obtain a hard copy; or

2.	By going to the TCW website at https://www.tcw.com/Global-Proxy-Voting-Policy; or

3.	By going to the SEC website at http://www.sec.gov.
When the Fund receives a request for a description of the Advisor’s proxy voting guidelines, it will deliver the description that is disclosed on TCW’s website. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.
The Advisor, on behalf of the Fund, prepares and files Form
N-PX
with the SEC not later than August 31 of each year, which must include the Fund’s proxy voting record for the most recent twelve-month period ended June 30 of that year. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available without charge:

1.	By calling 1-877-829-4768 to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.
When the Fund receives a request for the Fund’s proxy voting record, it will send the information disclosed in the Fund’s most recently filed report on Form
N-PX
via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.
The Fund also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form
N-PX
is filed with the SEC at https://www.tcw.com/Literature/Proxy-Voting.
Availability of Quarterly Portfolio Schedule
The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form
NPORT-P.
Such filings occur no later than 60 days after the end of the Fund’s first and third quarters and are available on the SEC’s website at www.sec.gov.
Corporate Governance Listing Standards
In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund submitted the Annual CEO Certification certifying compliance with NYSE’s Corporate Governance Listing Standards on October 1, 2024 as part of its Annual Written Affirmation. In accordance with Section 303A.12(c) of the New York Stock Exchange Listed Company Manual, the Fund submitted the Annual Written Affirmation on October 1, 2024 and an Interim Written Affirmation on January 8, 2024.

TCW Strategic Income Fund, Inc.
Report of Annual Meeting of Shareholders

The annual meeting of shareholders (the “Annual Meeting”) of the Fund was held on September 10, 2024. At the Annual Meeting, the following matters were submitted to a shareholder vote:

1)	Election of Directors — the shareholders of the Fund elected the following Directors to serve on the Board of Directors until their successors have been duly elected and qualified.

Director	Votes Cast For	Withheld
Patrick C. Haden	36,869,752	511,998
Martin Luther King III	35,865,299	1,516,452
Megan McClellan	36,907,540	474,211
Peter McMillan	36,902,801	478,949
Patrick Moore	36,872,300	509,451
Victoria B. Rogers	35,984,407	1,397,344
Robert G. Rooney	36,869,405	512,346
Michael Swell	36,856,182	525,568
Andrew Tarica	36,919,226	462,525

2)
Ratification of Selection of Independent Registered Public Accounting Firm
— the shareholders of the Fund approved the ratification of the selection of Deloitte & Touche LLP as the independent registered public accounting firm for the Fund for the fiscal year ended December 31, 2024.

For	Against	Abstain
37,084,761	118,156	178,832

TCW Strategic Income Fund, Inc.
Dividend Reinvestment Plan

Shareholders who wish to add to their investment may do so by making an election to participate in the Dividend Reinvestment Plan (the “Plan”). Under the Plan, your dividend is used to purchase Fund shares on the open market whenever shares, including the related sales commission, are selling below the Fund’s net asset value per share. You will be charged a pro-rata
portion of brokerage commissions on open-market purchases under the Plan. If the market price, including commission, of Fund shares is above the Fund’s net asset value per share, you will receive shares at a price equal to the higher of the Fund’s net asset value per share on the payment date or 95% of the closing market price of Fund shares on the payment date. Generally, for tax purposes, shareholders participating in the Plan will be treated as having received a distribution from the Fund in cash equal to the value of the shares purchased from them under the Plan.
To enroll in the Plan, if your shares are registered in your name, write to Computershare, P.O. Box 43078, Providence, RI 02940-3078, or call toll free at (866)
227-8179.
If your shares are held by a brokerage firm, please call your broker. If you participate in the Plan through a broker, you may not be able to transfer your shares to another broker and continue to participate in the Plan if your new broker does not permit such participation. If you no longer want to participate in the Plan, please contact Computershare or your broker. You may elect to continue to hold shares previously purchased on your behalf or to sell your shares and receive the proceeds, net of any brokerage commissions. If you need additional information or assistance, please call our investor relations department at (877)
829-4768
or visit our website at www.tcw.com. As always, we would be pleased to accommodate your investment needs.
Distribution Policy
The Fund has a net investment income-based distribution policy. The policy is to pay quarterly distributions out of the Fund’s accumulated undistributed net investment income and/or other sources subject to the requirements of the 1940 Act and Sub-chapter M of the Code.
Distribution policies are a matter of Board discretion and may be modified or terminated at any time without prior notice. Any such change or termination may have an adverse effect on the market price for the Fund’s shares.
You should not draw any conclusions about the Fund’s investment performance from the amount of the quarterly distribution or from the terms of the Fund’s distribution policy.

TCW Strategic Income Fund, Inc.
Tax Information Notice (Unaudited)

Under Section 854(b)(2) of the Code, the Fund designates 1.78% of the dividend paid as qualified dividends for purposes of the maximum rate under Section 1(h) (11) of the Code for the fiscal year ended December 31, 2024.
The dividend received deduction percentage for the Fund’s corporate shareholders was 0.99% for the fiscal year ended December 31, 2024.
This information is given to meet certain requirements of the Code and should not be used by shareholders for preparing their income tax returns. Shareholders should refer to the Form
1099-DIV
provided by Computershare or your broker for tax filing purposes. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual tax returns.

TCW Strategic Income Fund, Inc.
Directors and Officers

A board of nine directors is responsible for overseeing the operations of the TCW Strategic Income Fund, Inc. (the “Fund”). The directors of the Fund, their business addresses and their principal occupations for the last five years are set forth below.
Independent Directors

Name and Year of Birth (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years (2)	Other Directorships held by Director
Patrick C. Haden (1953) Vice Chairman of the Board	Mr. Haden has served as a director of the Fund since May 2001.	President (since 2003), Wilson Ave. Consulting (business consulting firm).	Auto Club (affiliate of AAA); TCW Metropolitan West Funds (mutual fund); TCW Funds, Inc. (mutual fund); TCW ETF Trust (exchange-traded fund); TCW Private Asset Income Fund (closed-end fund).
Martin Luther King III (1957)	Mr. King has served as a director of the Fund since September 2024.
President and Chief Executive Officer (since 1998), The King Center
(non-profit
organization); Chief Executive Officer (since January 2006), Realizing the Dream
(non-profit
organization); Independent motivational lecturer (since 1980).
TCW Metropolitan West Funds (mutual fund); TCW Funds, Inc. (mutual fund); TCW ETF Trust (exchange-traded fund); TCW Private Asset Income Fund (closed-end fund).
Peter McMillan (1957)	Mr. McMillan has served as a director of the Fund since August 2010.
Co-founder
(since 2019), Pacific Oak Capital Advisors (investment advisory firm);
Co-founder,
Managing Partner and Chief Investment Officer (since May 2013), Temescal Canyon Partners (investment advisory firm);
Co-founder
and Executive Vice President (2005-2019), KBS Capital Advisors (a manager of real estate investment trusts).

Pacific Oak Strategic Opportunity REIT (real estate investments); Keppel Pacific Oak U.S. REIT (real estate investments); Pacific Oak Residential Trust (real estate investments); TCW Metropolitan West Funds (mutual fund); TCW Funds, Inc. (mutual fund); TCW ETF Trust (exchange-traded fund); TCW DL VII Financing LLC (private fund); TCW Private Asset Income Fund (closed-end fund).

Victoria B. Rogers (1961)	Ms. Rogers has served as a director of the Fund since October 2011.	President and Chief Executive Officer (since 1996), The Rose Hills Foundation (charitable foundation).
Norton Simon Museum (art museum); Causeway Capital Management Trust (mutual fund); The Rose Hills Foundation (charitable foundation); Saint John’s Health Center Foundation (charitable foundation); TCW Metropolitan West Funds (mutual fund); TCW Funds, Inc. (mutual fund); TCW ETF Trust (exchange-traded fund); TCW Private Asset Income Fund (closed-end fund).

TCW Strategic Income Fund, Inc.

Name and Year of Birth (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years (2)	Other Directorships held by Director
Robert G. Rooney (1957)	Mr. Rooney has served as a director of the Fund since September 2024.
Founder (since August 2022), RGR Advisors CT, LLC (financial advisory firm); Senior Financial Advisor (August 2020 – March 2021), Chief Financial and Administrative Officer (November 2018 – August 2020), REEF Technology (real estate and technology services company).
TCW Metropolitan West Funds (mutual fund); TCW Funds, Inc. (mutual fund); TCW ETF Trust (exchange-traded fund); TCW Private Asset Income Fund (closed-end fund).
Michael Swell (1966)	Mr. Swell has served as a director of the Fund since September 2024.	Retired (since 2021); Partner and Managing Director (2007-2021), Goldman Sachs Asset Management (asset management company).
TCW Metropolitan West Funds (mutual fund); TCW Funds, Inc. (mutual fund); TCW ETF Trust
(exchange-traded
fund); TCW Private Asset Income Fund (closed-end fund). Apollo Realty Income Solutions, Inc. (non-traded real estate investment trust).

Andrew Tarica (1959) Chairman of the Board	Mr. Tarica has served as a director of the Fund since March 2012.	Chief Executive Officer (since February 2001), Meadowbrook Capital Management (asset management company); Employee (2003 – 2022), Cowen Prime Services (broker-dealer).
TCW Metropolitan West Funds (mutual fund); TCW Funds, Inc. (mutual fund); TCW ETF Trust (exchange-traded fund); TCW Direct Lending VII, LLC (business development company); TCW Direct Lending VIII, LLC (business development company); TCW Star Direct Lending, LLC (business development company); TCW Spirit Direct Lending, LLC (closed-end fund); TCW Private Asset Income Fund (closed-end fund).

(1)	The address of each Independent Director is c/o The TCW Group, Inc., 515 South Flower Street, Los Angeles, California 90071.

TCW Strategic Income Fund, Inc.
Directors and Officers (Continued)

Interested Directors
Each of these directors are “interested persons” of the Fund as defined in the 1940 Act because they are directors and officers of the Advisor.

Name and Year of Birth (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years (2)	Other Directorships held by Director
Megan McClellan (1978)	Ms. McClellan has served as a director of the Fund since September 2024 and as President and Principal Executive Officer since December 2023.
Group Managing Director (since July 2023), TCW Investment Management Company LLC (the “Advisor”), The TCW Group, Inc., TCW LLC, Metropolitan West Asset Management, LLC and TCW Asset Management Company LLC; President and Principal Executive Officer (since December 2023), TCW Metropolitan West Funds, TCW ETF Trust and TCW Funds, Inc. and (since September 2024), TCW Private Asset Income Fund; Managing Director
(2013-2023),
J.P. Morgan Asset Management.
TCW Metropolitan West Funds (mutual fund); TCW Funds, Inc. (mutual fund); TCW ETF Trust (exchange-traded fund); TCW Private Asset Income Fund (closed-end fund).
Patrick Moore (1964)	Mr. Moore has served as a director of the Fund since September 2024.	Group Managing Director (since 2000), the Advisor, TCW Asset Management Company LLC, TCW LLC and Metropolitan West Asset Management, LLC. Mr. Moore is a member of the CFA Institute.	TCW Metropolitan West Funds (mutual fund); TCW Funds, Inc. (mutual fund); TCW ETF Trust (exchange-traded fund); TCW Private Asset Income Fund (closed-end fund).

(1)	The address of each Interested Director is c/o The TCW Group, Inc., 515 South Flower Street, Los Angeles, California 90071.
(2)	Position with company may have changed over time.

TCW Strategic Income Fund, Inc.

Officers
The officers of the Fund who are not directors of the Fund are:

Name and Year of Birth (1)	Position(s) Held with Fund	Principal Occupation(s) During Past 5 Years (2)
Andrew Bowden (1961)	Executive Vice President
Executive Vice President, General Counsel and Secretary (since September 2023), the Advisor, Metropolitan West Asset Management, LLC, The TCW Group, Inc., TCW Asset Management Company LLC, TCW LLC and (since September 2024), TCW Asset Backed Finance Management Company LLC; Executive Vice President (since December 2023), TCW Metropolitan West Funds, TCW Funds, Inc., TCW ETF Trust and (since September 2024), TCW Private Asset Income Fund; Chief Operating Officer (August 2021 – September 2023), Western Asset Management Company; Executive Vice President and General Counsel (March 2020 – February 2021), and Senior Vice President and General Counsel (May 2015 – March 2020), Jackson Financial Inc.

Eric Chan (1978)	Assistant Treasurer
Managing Director of Fund Operations (since November 2006), Metropolitan West Asset Management, LLC and (since 2009), the Advisor, TCW Asset Management Company LLC and TCW LLC; Assistant Treasurer (since 2010), TCW Metropolitan West Funds, (since 2009) TCW Funds, Inc. and (since September 2024), TCW Private Asset Income Fund. Mr. Chan is a Certified Public Accountant.

TCW Strategic Income Fund, Inc.
Directors and Officers (Continued)

Name and Year of Birth (1)	Position(s) Held with Fund	Principal Occupation(s) During Past 5 Years (2)
Peter Davidson (1972)	Vice President and Secretary
Senior Vice President, Associate General Counsel and Assistant Secretary (since July 2022), the Advisor, Metropolitan West Asset Management, LLC, TCW Asset Management Company LLC, TCW LLC and (since September 2024), TCW Asset Backed Finance Management Company LLC; Vice President and Secretary (since December 2023), TCW Metropolitan West Funds, TCW Funds, Inc., TCW ETF Trust and (since September 2024), TCW Private Asset Income Fund; Vice President and Assistant Secretary (September 2022 – December 2023) TCW Funds, Inc. and TCW Metropolitan West Funds; Assistant General Counsel – Investment Products and Advisory Services (2020 – July 2022), The Northwestern Mutual Life Insurance Company; Associate General Counsel (2019 – August 2020), Resolute Investment Managers.

Lisa Eisen (1963)	Tax Officer
Tax Officer (since December 2016), TCW Metropolitan West Funds and TCW Funds, Inc., (since December 2023), TCW ETF Trust and (since September 2024), TCW Private Asset Income Fund; Managing Director and Director of Tax (since August 2016), TCW, LLC.

Richard Villa (1964)	Treasurer and Principal Financial and Accounting Officer
Executive Vice President, Chief Financial Officer and Assistant Secretary (since January 2016), TCW LLC and (since July 2008), the Advisor, Metropolitan West Asset Management, LLC, The TCW Group, Inc., and TCW Asset Management Company LLC; and (since September 2024), TCW Private Asset Income Fund; Treasurer and Principal Financial and Principal Accounting Officer (since February 2014), TCW Funds, Inc., (since February 2021) TCW Metropolitan West Funds and (since September 2024), TCW Private Asset Income Fund.

TCW Strategic Income Fund, Inc.

Name and Year of Birth (1)	Position(s) Held with Fund	Principal Occupation(s) During Past 5 Years (2)
Gladys Xiques (1973)	Chief Compliance Officer and AML Officer
Chief Compliance Officer and AML Officer (since January 2021), TCW Funds, Inc., TCW Metropolitan West Funds and (since September 2024), TCW Private Asset Income Fund; Group Managing Director and Global Chief Compliance Officer (since January 2021), TCW LLC, the Advisor, Metropolitan West Asset Management, LLC, and TCW Asset Management Company LLC; Global Chief Compliance Officer (since January 2021), The TCW Group, Inc. and (since September 2024), TCW Asset Backed Finance Management Company LLC; Senior Vice President (February 2015 – December 2020), TCW LLC, the Advisor, Metropolitan West Asset Management, LLC, and TCW Asset Management Company LLC.

(1)	The address of each officer is c/o the TCW Group, Inc., 515 South Flower Street, Los Angeles, CA 90071.
(2)	Positions with The TCW Group, Inc. and its affiliates may have changed over time.

TCW Strategic Income Fund, Inc.

515 South Flower Street
Los Angeles, California 90071
800 386 3829
www.TCW.com
INVESTMENT ADVISOR
TCW Investment Management Company LLC
515 South Flower Street
Los Angeles, California 90071
TRANSFER AGENT, DIVIDEND REINVESTMENT AND DISBURSEMENT AGENT AND REGISTRAR
Computershare
P.O. Box 43078
Providence, RI 02940-3078
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
555 West 5th Street
Los Angeles, California 90013
CUSTODIAN & ADMINISTRATOR
State Street Bank & Trust Company
One Congress Street, Suite 1
Boston, Massachusetts 02114-2016
LEGAL COUNSEL
Paul Hastings LLP
101 California Street, 48th Floor
San Francisco, California 94111
DIRECTORS
Patrick C. Haden
Director and Vice Chairman of the Board
Martin Luther King III
Director
Megan McClellan
Director
Peter McMillan
Director
Patrick Moore
Director
Victoria B. Rogers
Director
Robert G. Rooney
Director
Michael Swell
Director
Andrew Tarica
Director and Chairman of the Board
OFFICERS
Megan McClellan
President and Principal Executive Officer
Andrew Bowden
Executive Vice President
Richard M. Villa
Treasurer and Principal Financial and Accounting Officer
Gladys Xiques
Chief Compliance Officer
and Anti-Money Laundering Officer
Lisa Eisen
Tax Officer
Eric W. Chan
Assistant Treasurer
Peter Davidson
Vice President and Secretary

TSIart9445  12/31/24

(b)	Not applicable.

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer or persons performing similar functions.

(b)	No disclosures are required by this Item 2(b).

(c)	The Registrant has made no material changes to its code of ethics during the period covered by this Form N-CSR.

(d)	The Registrant has not granted any waivers from any provisions of its code of ethics during the period covered by this Form N-CSR.

(e)	Not applicable.

(f)	A copy of the Registrant’s code of ethics is filed as Exhibit 19(a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

(a)(1)

The Registrant’s Board of Directors (the “Board”) has determined that the Registrant has at least one member serving on the Registrant’s Audit Committee that possesses the attributes identified in Form N-CSR to qualify as an “audit committee financial expert.”

(a)(2)	The audit committee financial experts are Victoria B. Rogers, Robert G. Rooney, and Michael Swell. Each has been deemed to be “independent” as that term is defined in Form N-CSR.

(a)(3)	Not applicable.

Item 4.	Principal Accountant Fees and Services.

The firm of Deloitte & Touche LLP (“Deloitte”) serves as the independent registered public accounting firm for the Registrant.

(a) Audit Fees

For the fiscal years ended December 31, 2024 and December 31, 2023, the aggregate fees billed for professional services rendered by Deloitte for the audit of the Registrant’s annual financial statements or for services that are normally provided by Deloitte in connection with statutory and regulatory filings or engagements were:

2024	2023
$62,000	$83,323

(b) Audit-Related Fees

For the fiscal years December 31, 2024 and December 31, 2023, the aggregate fees billed for assurance and related services rendered by Deloitte that are reasonably related to the performance of the audit or review of the Registrant’s financial statements and that are not reported under Audit Fees above were:

2024	2023
$0	$0

(c) Tax Fees

For the fiscal years ended December 31, 2024 and December 31, 2023, the aggregate fees billed for tax compliance, tax advice, and tax planning by Deloitte were:

2024	2023
$4,740	$6,135

“Tax Fees” represents aggregate fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and excise tax returns.

(d) All Other Fees

For the fiscal years ended December 31, 2024 and December 31, 2023, the aggregate fees billed by Deloitte to the Registrant for all services other than services reported under Audit Fees, Audit-Related Fees, and Tax Fees were:

2024	2023
$0	$0

(e)(1) The Registrant’s Audit Committee approves each specific service the auditor will perform for the Registrant. Accordingly, the Audit Committee has not established pre-approval policies or procedures for services that the auditor may perform for the Registrant.

(e)(2) None of the services described in each of paragraphs (b) through (d) of this Item were approved by the Registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) No non-audit fees except as disclosed in Item 4(c) above were billed by the Registrant’s accountant for services rendered to the Registrant, or rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

(a)

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Registrant’s Audit Committee members, consisting solely of independent directors, are:

Patrick C. Haden

Martin Luther King III

Peter McMillan

Victoria B. Rogers

Robert G. Rooney

Michael Swell

Andrew Tarica

(b)	Not applicable.

Item 6.	Investments.

(a)	The Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

The Statement regarding Basis for Approval of Investment Advisory Contract is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached to this Form N-CSR as Exhibit 19(c) is a copy of the proxy voting policies and procedures of the Registrant.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Portfolio Managers*

Name	Experience with the Fund	Primary Title with Investment Advisor
Jerry Cudzil	Since September 2023	Generalist Portfolio Manager since 2023. Previously, Head of Credit Trading since 2012.

Ruben Hovhannisyan, CFA	Since September 2023	Generalist Portfolio Manager since 2023. Previously, Specialist Portfolio Manager, since 2015.

Bryan T. Whalen, CFA	Since December 2009	Generalist Portfolio Manager since December 2009.

*	The foregoing information regarding the Registrant’s portfolio managers is as of February 20, 2025. (Positions with TCW and its affiliates may have changed over time.)

(a)(2) Other Accounts Managed as of December 31, 2024 in millions.

	Registered Investment Companies asset-based advisory fee		Other Pooled Investment Vehicles asset-based advisory fee		Other Accounts asset-based advisory fee		Registered Investment Companies performance-based advisory fee		Other Pooled Investment Vehicles performance-based advisory fee		Other Accounts performance-based advisory fee
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Jerry Cudzil	26	$72,063	27	$18,946	174	$48,110	0	$0	10	$4,025	5	$2,959
Ruben Hovhannisyan, CFA	27	$71,842	17	$15,799	157	$43,267	0	$0	1	$241	5	$2,959
Bryan T. Whalen, CFA	27	$73,386	28	$17,832,168	200	$56,798	0	$0	4	$511	10	$6,686

Conflicts

The TCW Group, Inc. and its subsidiaries, the Registrant, TCW Funds, Inc., the Metropolitan West Funds, and TCW ETF Trust (collectively, “TCW”) have policies and controls to avoid and/or mitigate conflicts of interest across its businesses. The policies and procedures in TCW’s Code of Ethics (the “Code”) serve to address or mitigate both conflicts of interest and the appearance of any conflict of interest. The Code contains several restrictions and procedures designed to eliminate conflicts of interest relating to personal investment transactions, including (i) reporting account openings, changes, or closings (including accounts in which an Access Person has a “beneficial interest”), (ii) pre-clearance of non-exempt personal investment transactions (make a personal trade request for Securities) and (iii) the completion of timely required reporting (Initial Holdings Report, Quarterly Transactions Report, Annual Holdings Report and Annual Certificate of Compliance).

In addition, the Code addresses potential conflicts of interest through its policies on insider trading, anti-corruption, an employee’s outside business activities, political activities and contributions, confidentiality and whistleblower provisions.

Conflicts of interest may also arise in the management of accounts and investment vehicles. These conflicts may raise questions that would allow TCW to allocate investment opportunities in a way that favors certain accounts or investment vehicles over other accounts or investment vehicles, or incentivize a TCW portfolio manager to receive greater compensation with regard to the management of certain account or investment vehicles. TCW may give advice or take action with certain accounts or investment vehicles that could differ from the advice given or action taken on other accounts or investment vehicles. When an investment opportunity is suitable for more than one account or investment vehicle, such investments will be allocated in a manner that is fair and equitable under the circumstances to all TCW clients. As such, TCW has adopted compliance policies and procedures in its Portfolio Management Policy that helps to identify a conflict of interest and then specifies how a conflict of interest is managed. TCW’s Trading and Brokerage Policy also discusses the process of timing and method of allocations, and addresses how the firm handles affiliate transactions.

The respective Equity and Fixed Income Trading and Allocation Committees review trading activities on behalf of client accounts, including the allocation of investment opportunities and address any issues with regard to side-by-side management in order to ensure that all of TCW’s clients are treated on a fair and equitable basis. Further, the Portfolio Analytics Committee reviews TCW’s investment strategies, evaluates various analytics to facilitate risk assessment, changes to performance composites and benchmarks and monitors the implementation and maintenance of the Global Investment Performance Standards or GIPS® compliance.

TCW’s approach to handling conflicts of interest is multi-layered starting with its policies and procedures, reporting and pre-clearance processes and oversight by various committees.

(a)(3) Portfolio Manager Compensation

The overall objective of TCW Investment Management Company LLC’s (the “Advisor’s”) compensation program for portfolio managers is to attract experienced and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contributions to the successful performance of the accounts they manage. Portfolio managers are compensated through a combination of base salary, fee sharing based compensation (“fee sharing”), bonus and equity incentive participation in the Advisor’s parent company (“equity incentives”). Fee sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

Salary. Salary is agreed to with portfolio managers at the time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.

Fee Sharing. Fee sharing for investment professionals is based on revenues generated by accounts in the investment strategy area for which the investment professionals are responsible. In most cases, revenues are allocated to a pool and fee sharing compensation is allocated among members of the investment team after the deduction of certain expenses (including compensation over a threshold level) related to the strategy group. The allocations are based on the investment professionals’ contributions to TCW and its clients, including qualitative and quantitative contributions.

In general, the same fee sharing percentage is used to compensate a portfolio manager for investment services related to the Registrant as that used to compensate portfolio managers for other client accounts in the same strategy managed by the Advisor or an affiliate of the Advisor (collectively, “the TCW Advisors”). In some cases, the fee sharing pool includes revenues related to more than one product, in which case each participant in the pool is entitled to fee sharing derived from his or her contributions to all the included products.

Investment professionals are not directly compensated for generating performance fees. In some cases, the overall fee sharing pool is subject to fluctuation based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Registrant managed by the portfolio manager as disclosed in the prospectus. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Registrant.

Discretionary Bonus/Guaranteed Minimums. Discretionary bonuses may be paid out of an investment team’s fee sharing pool, as determined by the supervisor(s) in the department. In other cases where portfolio managers do not receive fee sharing or where it is determined that the combination of salary and fee sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by the applicable TCW Advisor. Also, pursuant to contractual arrangements, some portfolio managers received minimum bonuses.

Equity Incentives. Management believes that equity ownership aligns the interests of portfolio managers with the interests of the firm and its clients. Accordingly, TCW’s key investment professionals participate in equity incentives through ownership or participation in restricted unit plans that vest over time or unit appreciation plans of the Advisor’s parent company. The plans include the Fixed Income Retention Plan, Restricted Unit Plan and 2013 Equity Unit Incentive Plan.

Under the Fixed Income Retention Plan, certain portfolio managers in the fixed income area were awarded cash and/or partnership units in the Advisor’s parent company, either on a contractually-determined basis or on a discretionary basis. Awards under this plan were made in 2010 that vest over time.

Under the Restricted Unit Plan, certain portfolio managers in the fixed income and equity areas may be awarded partnership units in the Advisor’s parent company. Awards under this plan have vested over time, subject to satisfaction of performance criteria.

Under the 2013 Equity Unit Incentive Plan, certain portfolio managers in the fixed income and equity areas may be awarded options to acquire partnership units in the Advisor’s parent company with a strike price equal to the fair market value of the option at the date of grant. The options granted under this plan are subject to vesting and other conditions.

Other Plans and Compensation Vehicles. Portfolio managers may also elect to participate in the applicable TCW Advisor’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

(a)(4) Share Ownership in Registrant as of December 31, 2024.

Portfolio Manager	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Jerry Cudzil	X
Ruben Hovhannisyan, CFA			X
Bryan T. Whalen, CFA					X

(b) Not applicable.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 16.	Controls and Procedures.

(a)

The Principal Executive Officer and Principal Financial and Accounting Officer have concluded, as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, as of such date, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 18.	Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19.	Exhibits.

(a)(1)	EX-99.CODE – Code of Ethics referred to in Item 2 is filed herewith.

(a)(2)	Not applicable.

(a)(3)	EX-99.CERT – The certifications required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	EX-99.906CERT – The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

(c)	EX-99.(c) – Proxy Voting Policies and Procedures are filed herewith.

(101)	Inline Interactive Data File – the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TCW Strategic Income Fund, Inc.

By (Signature and Title)	/s/ Megan McClellan
Megan McClellan
President and Principal Executive Officer

Date	March 5, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Megan McClellan
Megan McClellan
President and Principal Executive Officer

Date	March 5, 2025

By (Signature and Title)	/s/ Richard M. Villa
Richard M. Villa
Treasurer and Principal Financial and Accounting Officer

Date	March 5, 2025